     File No. 2-84581   CIK #721936
Securities and Exchange CommissionWashington, D. C. 20549
Post-Effective
Amendment No. 11
to
Form S-6


For Registration under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

Ohio Tax-Exempt Bond Trust Series 1
Name and executive office address of Depositor:

EVEREN Unit Investment Trusts
(a division of EVEREN Securities, Inc.)
77 West Wacker - 29th Floor
Chicago, Illinois  60601
Name and complete address of agent for service:

Robert K. Burke
77 West Wacker - 29th Floor
Chicago, Illinois  60601



     ( X ) Check box if it is proposed that this filing will become effective at 2:00 p.m. on December 29, 1995 pursuant to paragraph (b) of Rule 485.

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST
                               MULTI-STATE SERIES

                    OHIO TAX-EXEMPT BOND TRUST SERIES 11-22

                  KEMPER DEFINED FUNDS (TAX-EXEMPT PORTFOLIO)

                                    PART ONE

                     The date of this Part One is that date
                which is set forth in Part Two of the Prospectus

      Each State Trust of the Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22 of the Ohio Tax-Exempt Bond Trust and Kemper Defined Funds (Tax-Exempt Portfolio) was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such Trust is named or counties, municipalities, authorities or political subdivisions thereof.

      Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty") or other insurers or directly by the issuer or the Sponsor from Financial Guaranty, MBIA Insurance Corporation or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty or such other insurers, in the event of a sale of any Bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original date of deposit a rating of either "AAA" by Standard & Poor's. a Division of The McGraw Hill Companies ("Standard & Poor's") or "Aaa" by Moody's Investors Service, Inc. and, while held in a State Trust, the Municipal Bonds are rated either "Aaa" by Moody's Investors Service, Inc. or "AAA" by Standard & Poor's. See "Insurance on the Portfolios" and "Description of Securities Ratings." No representation is made as to Financial Guaranty's, MBIA Insurance Corporation's or any other insurer's ability to meet its commitments.

      Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

          This Prospectus is in two parts. Read and retain both parts for future reference.
--------------------------------------------------------------------------------

                    SPONSOR:  KEMPER UNIT INVESTMENT TRUSTS,
                      a service of Kemper Securities, Inc.
--------------------------------------------------------------------------------

   THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                            PAGE NO
                                                            -------
SUMMARY...................................................        3
     The Trust............................................        3
     Insurance............................................        3
     Public Offering Price................................        4
     Interest and Principal Distributions.................        4
     Reinvestment.........................................        4
     Estimated Current Return and
      Estimated Long-Term Return..........................        4
     Market for Units.....................................        4
     Risk Factors.........................................        4
THE TRUST.................................................        5
PORTFOLIOS................................................        5
     Risk Factors.........................................        6
INSURANCE ON THE PORTFOLIOS...............................       11
     Financial Guaranty Insurance
      Company.............................................       13
     AMBAC Indemnity Corporation..........................       14
     MBIA Insurance.......................................       14
     Financial Security Assurance.........................       14
     Capital Guaranty Insurance
      Company.............................................       15
DISTRIBUTION REINVESTMENT.................................       16
INTEREST, ESTIMATED CURRENT RETURN
     AND LONG-TERM RETURN.................................       17
FEDERAL TAX STATUS OF THE STATE
     TRUSTS...............................................       17
DESCRIPTION AND STATE TAX STATUS
     OF THE STATE TRUSTS..................................       20
     Alabama Trusts.......................................       20
     Arizona Trusts.......................................       22
     California Trusts....................................       25
     Colorado Trust.......................................       31
     Florida Trusts.......................................       34
     Louisiana Trusts.....................................       39
     Massachusetts Trusts.................................       42
     Michigan Trusts......................................       44
     Minnesota Trusts.....................................       46
     Missouri Trusts......................................       48
     New Jersey Trusts....................................       51
     New York Trusts......................................       54
     North Carolina Trusts................................       63
     Ohio Trusts..........................................       68
     Pennsylvania Trusts..................................       72
     Texas Trusts.........................................       77
PUBLIC OFFERING OF UNITS..................................       80
     Public Offering Price................................       80
     Public Distribution of Units.........................       83
     Profits of Sponsor...................................       84
MARKET FOR UNITS..........................................       84
REDEMPTION................................................       84
     Computation of Redemption Price......................       86
UNITHOLDERS...............................................       86
     Ownership of Units...................................       86
     Distributions to Unitholders.........................       86
     Statements to Unitholders............................       88
     Rights of Unitholders................................       89
INVESTMENT SUPERVISION....................................       89
ADMINISTRATION OF THE TRUST...............................       90
     The Trustee..........................................       90
     The Evaluator........................................       91
     Amendment and Termination............................       91
     Limitations on Liability.............................       91
EXPENSES OF THE TRUST.....................................       92
THE SPONSOR...............................................       93
LEGAL OPINIONS............................................       93
AUDITORS..................................................       93
DESCRIPTION OF SECURITIES RATINGS.........................       94
     Standard & Poor's....................................       94
     Moody's Investors Service, Inc.......................       95

Essential Information*
Report of Certified Public Accountants*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

*INFORMATION ON THESE ITEMS APPEARS
IN PART TWO FOR THE APPROPRIATE
STATE TRUST

                    KEMPER TAX-EXEMPT INSURED INCOME TRUST
                               MULTI-STATE SERIES

                           OHIO TAX-EXEMPT BOND TRUST
                                  SERIES 11-22

                              KEMPER DEFINED FUNDS
                             (TAX-EXEMPT PORTFOLIO)


   SUMMARY

      THE TRUST. Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Ohio Tax-Exempt Bond Trust, Series 11-22 and Kemper Defined Funds (Tax-Exempt Portfolio) (collectively, the "Trust") are unit investment trusts consisting of a number of diversified portfolios designated as the State Trusts. Each State Trust consists of obligations ("Municipal Bonds", "Bonds" or "Securities") issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof.

      Each State Trust's investment objective is interest income which is exempt from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.

      All of the Municipal Bonds in the State Trust portfolios were rated in the category "BBB" or better by either Standard & Poor's ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's") on the date such State Trust was established (the "Date of Deposit"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

      The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

      INSURANCE. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty"), MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") or other insurers, or directly by the issuer or the Sponsor from Financial Guaranty, MBIA or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, MBIA or such other insurers, in the event of a sale of any bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bonds upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original Date of Deposit a rating of "AAA" from Standard & Poor's and, while held in a State Trust, the Municipal Bonds are rated "Aaa" by Moody's. See "Insurance on the Portfolios." No representation is made as to Financial Guaranty's or any other insurer's ability to meet its commitments.

      PUBLIC OFFERING PRICE. The Public Offering Price per Unit of each State Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such State Trust plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the State Trust plus, in the case of Kemper Defined Funds,

   Purchased Interest, plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction in a State Trust an amount equal to the accrued interest ("Daily Accrued Interest" in the case of Kemper Defined Funds) from the last Record Date of such State Trust to the date of settlement (five business days after order). The sales charge is reduced on a graduated scale for sales as indicated under "Public Offering of Units."

      INTEREST AND PRINCIPAL DISTRIBUTIONS. Distributions of the estimated annual interest income to be received by each State Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such State Trust on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. Only monthly distributions of estimated annual interest income will be available for Kemper Defined Funds Unitholders.

      The distribution of funds, if any, in the Principal Account of each State Trust, will be made as provided in "Unitholders - Distributions to Unitholders."

      REINVESTMENT. Each Unitholder of a State Trust offered herein may elect to have distributions of principal or interest or both automatically invested without charge in shares of certain mutual funds sponsored by Kemper Financial Services, Inc. See "Distribution Reinvestment."

      ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of the applicable State Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trusts and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the bid price of the underlying Bonds and with changes in Purchased Interest for Kemper Defined Funds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirement dates of all of the Bonds in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirement dates of the Bonds and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

      MARKET FOR UNITS. While under no obligation to do so and subject to change at any time, the Sponsor intends to and certain Underwriters may, maintain a market for the Units of each State Trust and continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in each State Trust plus accrued interest to the date of settlement (which, in the case of Kemper Defined Funds, consists of Purchased Interest and Daily Accrued Interest).

      RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Securities. See "Portfolios - Risk Factors."


   THE TRUST

      Each State Trust Fund is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22 of Ohio Tax-Exempt Bond Trust or Kemper Defined Funds (Tax-Exempt Portfolio), all of which are similar, and each of which was created under the laws of the State of Missouri pursuant to a Trust Agreement/1/ (the "Agreement") (such "State Trusts" being collectively referred to herein as the "Trust"). Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., acts as Sponsor and Evaluator and Investors Fiduciary Trust Company acts as Trustee.

      A State Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the State Trusts are often not available in small amounts.

      Each State Trust was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.

      All of the Municipal Bonds in the State Trusts' portfolios are rated "BBB" or better by Standard & Poor's or "Baa" or better by Moody's. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

      Each State Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may not be subject to State and local taxes. Proceeds of the maturity, redemption or sale of the Municipal Bonds in a State Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders thereof and will not be utilized to purchase replacement or additional Municipal Bonds for the State Trust.

      The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate State Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of any State Trust are redeemed, the principal amount of Municipal Bonds in such State Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of such State Trust will increase. See "Redemption."


   PORTFOLIOS

      The selection of Municipal Bonds for each State Trust was based largely upon the experience and judgment of the Sponsor. In making such selections the Sponsor considered the following factors: (a) a minimum rating in the category "BBB" by Standard & Poor's or "Baa" by Moody's Investors Service, Inc. (see "Description of Securities Ratings") except that the Sponsor may, from time to time, in specifically designated State Trusts, have deemed it to be acceptable to acquire unrated municipal bonds which had, in the opinion of the Sponsor, credit characteristics at least equal to municipal bonds so rated; (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the State Trust;
   (e) whether such Municipal Bonds were insured, or the cost and availability of insurance for the scheduled payment of principal and interest, when due, on the Municipal Bonds; and (f) the dates of maturity of the Municipal Bonds.

   ----------
   /1/Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in ther entirety by the provisions of said Trust Agreement.

      Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from a State Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and the "Schedule of Investments" in Part Two.

      The Sponsor may not alter the portfolio of a State Trust except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

      Certain of the Municipal Bonds in the State Trusts may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation.
   In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such State Trust, and the net annual interest income of the State Trust and may reduce the Estimated Current and Long-Term Returns. See "Interest and Estimated Current and Long-Term Returns." Each State Trust portfolio contains a listing of the sinking fund and call, provisions if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include, among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, State or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.

      The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

      RISK FACTORS. An investment in the Units of a State Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the State Trusts will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely with changes in interest rates. The uncertain economic conditions of recent years, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long term obligations in particular. The Sponsor cannot predict whether such fluctuations will continue in the future.

      Certain of the Municipal Bonds in the State Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Municipal Bonds in the State Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the State Trusts, both within a particular classification and between classifications, depending on numerous factors.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management's capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implement a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in the State Trusts. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in the State Trusts.

      Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity or in other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may legally be required because of the bonds to perform procedures against specified religious principles. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may reduce severely its collateral value.

      Certain of the Municipal Bonds in the State Trusts may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, which Section contains certain ongoing requirements relating to the use of the proceeds of such Municipal Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status. In each case, the issuer of the Municipal Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is exempt from Federal income tax under existing laws and regulations There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and State programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the State Trusts, the Sponsor has not had any direct communications with any of the issuers thereof, but at the Initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in the State Trusts will not attempt to so redeem a Municipal Bond in the State Trusts.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees.

      Because of the relatively short history of solid waste disposal bond financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the Federal, State and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste disposal facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal Bonds to make payments of principal and/or interest on such Municipal Bonds.

      The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

      Certain of the Municipal Bonds in the State Trusts may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the State Trusts may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the State Trusts prior to the stated maturity of such Municipal Bonds.

      Certain of the Municipal Bonds in the State Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore by affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

      In addition, the ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, geographic location, geographic diversity and quality of student body, quality of the faculty and the diversity of program offerings.

      Certain of the Municipal Bonds in the State Trusts may be Urban Redevelopment Bonds ("URBs"). URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.

      Certain of the Municipal Bonds in the State Trusts may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of nonappropriation of funds for these types of lease revenue Municipal Bonds.

      Certain of the Bonds in the Trust Funds may be sales and/or use tax revenue bonds whose revenues are derived from the proceeds of a special sales or use tax. Such taxes are generally subject to continuing Legislature approval. Payments may be adversely affected by reduction of revenues due to decreased use of a facility or decreased sales.

      Certain of the Municipal Bonds in the State Trusts may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Federal Tax Status of the State Trusts."

      Investors should be aware that many of the Municipal Bonds in the State Trusts are subject to continuing requirements such as the actual use of Municipal Bond proceeds or manner of operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the State Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligers on such obligations will fulfill the various continuing requirements established upon issuance of the Municipal Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value of the Municipal Bonds and subjecting Unitholders to unanticipated tax liabilities.

      Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

      Certain issues of the Municipal Bonds in the State Trusts represent "moral obligations" of another governmental entity. In the event that the issuer of the Municipal Bond defaults in the repayment thereof, such other governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond.

      If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such Municipal Bonds becomes a moral commitment but not a legal obligation of the State or municipality in question. Even though the State may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the State legislature and accordingly does not constitute a legally enforceable obligation or debt of the State. The agencies or authorities generally have no taxing power.

      To the best of the Sponsor's knowledge, as of the date of this Prospectus, there is no litigation pending with respect to any Municipal Bond which might reasonably be expected to have a material adverse effect on the Trust or any State Trust. Although the Sponsor is unable to predict whether any litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.


   INSURANCE ON THE PORTFOLIOS

      All Municipal Bonds in the portfolio of the State Trusts are insured as to the scheduled payment of interest and principal, when due, by policies obtained directly by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty") or by the Sponsor or by the issuer from Financial Guaranty, MBIA or other insurers. The insurance policies obtained by the Trust for a Series are non-cancelable and will continue in force so long as such State Trust is in existence, Financial Guaranty remains in business and the Municipal Bonds described in the policy continue to be held in such State Trusts. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds or the Sponsor has been paid in advance by such issuer or the Sponsor and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. A monthly premium is paid by each State Trust for the insurance obtained by the Trust, which is payable from the interest received by such State Trust. In those instances where Municipal Bond insurance is obtained by the issuer or the Sponsor directly from an insurer, no premiums for insurance are paid by the State Trust and such bonds are not covered by the State Trust's policy. Nonpayment of premiums on the policy obtained by the State Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of

   Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate State Trusts. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, no other insurer has an obligation to insure any issue adversely affected by either of the above describe events.

      The aforementioned insurance guarantees the scheduled payment of principal and interest on the Municipal Bonds of each State Trust. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a State Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a State Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the State Trust, they must be owners of the Units of a State Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such State Trust. Insurance obtained by the issuer or the Sponsor of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by the State Trust.

      Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Municipal Bond under the Trust's insurance policy, has the right to obtain permanent insurance with respect to such Municipal Bond (i.e., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal Bonds in the State Trust only if upon such exercise the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

      Insurance obtained for a State Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

      The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realizable from the sale of the Municipal Bond on an insured basis exceeds the sum of (i) the net proceeds receivable from the sale of the Municipal Bonds on an uninsured basis plus
   (ii) the insurance premium attributable to the Permanent Insurance.
   Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

      Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the covered Municipal Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Municipal Bonds. The term "due for payment" means, when referring to the principal of a Municipal Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Municipal Bond, the stated date for payment of interest. When the interest on a Municipal Bond shall have been determined, as provided in the underlying documentation relating to such Municipal Bond, to be subject to Federal income taxation, "due for payment" also means, when referring to the principal of such Municipal Bond, the date on which such Municipal Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Municipal Bond, the accrued interest at the rate provided in such documentation to the date on which such Municipal Bond has been called for such mandatory redemption, together with any applicable redemption premium.

      Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Municipal Bond, appurtenant coupon or right to payment of principal or interest on such Municipal Bond and shall be fully subrogated to all the Trustee's rights thereunder, including the right to payment thereof.

      FINANCIAL GUARANTY INSURANCE COMPANY. The policy obtained by the Trust was issued by Financial Guaranty, a New York stock insurance company. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company (the "Corporation"). The Corporation is a wholly owned subsidiary of General Electric Capital Corporation ("GECC"). Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 1994 the total capital and surplus of Financial Guaranty was approximately $871,000,000. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006,
   Attention: Communications Department (telephone number is (212) 312-3000) or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York 10013, Attention: Property Companies Bureau (telephone number

   (212) 621-0389).

      In addition, Financial Guaranty is currently authorized to write with insurance in all 50 states and the District of Columbia.

      The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof but the Sponsor is not aware that the information herein is inaccurate or incomplete.

      In determining whether to insure bonds, Financial Guaranty has applied its own standards, which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. This decision is made prior to the Date of Deposit, as bonds not covered by such insurance are generally not deposited in the Trust. The insurance obtained by the Trust covers Municipal Bonds deposited in each State Trust and physically delivered to the Trustee in the case of bearer bonds or registered in the name of the Trustee or its nominee for Municipal Bonds held in book-entry form. Contracts to purchase Municipal Bonds are not covered by the insurance obtained by the Trust, although Municipal Bonds underlying such contracts are covered by insurance upon physical delivery to the Trustee.

      The contract of insurance relating to the State Trusts and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Trust. Otherwise, neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Trust or the Sponsor, except that Kemper Reinsurance Co., an affiliate of the Sponsor, has participated to a very limited extent, pursuant to an exemptive order obtained from the Securities and Exchange Commission, in the reinsurance program of Financial Guaranty. Neither the State Trusts, the related Units nor the portfolios of such State Trusts are otherwise insured directly or indirectly by FGIC Corporation.

      AMBAC INDEMNITY CORPORATION. AMBAC Indemnity Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Office of the Commissioner of Insurance of the State of Wisconsin, and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets (unaudited) of approximately $1,988,000,000 and statutory capital (unaudited) of approximately $1,148,000,000 as of September 30, 1993. Statutory capital consists of AMBAC policyholders' surplus and statutory contingency reserve. AMBAC is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a AAA claims-paying ability rating to AMBAC. Copies of AMBAC's financial statements prepared in accordance with statutory accounting standards are available from AMBAC. The address of AMBAC's administrative offices and its telephone number at One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340. AMBAC has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bonds insurance programs of AMBAC has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

      MBIA INSURANCE CORPORATION. MBIA Insurance Corporation ("MBIA Corporation") is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation, which commenced municipal bond insurance operations on January 5, 1987, is a limited liability corporation rather than a several liability association. MBIA Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.

      As of September 30, 1994 MBIA Corporation had admitted assets of $3.3 billion (unaudited), total liabilities of $2.2 billion (unaudited), and total capital and surplus of $1.1 billion (unaudited) prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Standard & Poor's has rated the claims paying ability of MBIA "AAA." Copies of MBIA Corporation's financial statements prepared in accordance with statutory accounting practices are available form MBIA Corporation. The address of MBIA Corporation is 113 King Street, Armonk, New York 10504.

      Effective December 31, 1989 MBIA Inc. acquired Bond Investors Group, Inc. On January 5,1990, the Insurer acquired all of the outstanding stock of Bond Investors Group, Inc., The parent of BIG, now known as MBIA Insurance Corp. of Illinois. Though a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to the Insurer and the Insurer has reinsured BIG's net outstanding exposure.

      Moody's Investors Service rates all bonds issues insured by MBIA "Aaa" and short-term loans "MIG1," both designated to be of the highest quality. Standard & Poor's rates all new issues insured by MBIA "AAA."

      FINANCIAL SECURITY ASSURANCE. Financial Security Assurance ("Financial Security" or "FSA") is monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. The operations of Financial Security commenced on July 25, 1985, and Financial Security received its New York State insurance license on September 23, 1985. Financial Security and its two wholly owned subsidiaries are licensed to engage in financial guaranty insurance business in 49 states, the District of Columbia and Puerto Rico.

      Financial Security and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of asset-backed and other collateralized securities offered in domestic and foreign markets. Financial Security and its subsidiaries also write financial guaranty insurance in respect of municipal and other obligations and reinsure financial guaranty insurance policies written by other leadings insurance companies. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of these securities, in consideration for payment of a premium to the insurer.

      Financial Security is 91.6% owned by U S West, Inc., and 8.4% owned by The Tokio Marine and Fire Insurance Co., Ltd. ("Tokio Marine"). Neither U S WEST, Inc. nor Tokio Marine is obligated to pay the debts of or the claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department.

      As of March 31, 1993, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $479,110,000 (unaudited) and $220,078,000 (unaudited), and the total shareholder's equity and the unearned premium reserve, respectively of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $628,119,000 (unaudited) and $202,493,000 (unaudited).

      Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022,
   Attention: Communications Department. Financial Security's Telephone number is (212) 826-0100.

      Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by Financial Security or either of its subsidiaries are insured among such companies at an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsurers a portion of its liabilities under certain of its financial guaranty insurance policies with unaffiliated reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.

      Financial Security's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's, Nippon Investors Service Inc., Duff & Phelps Inc. and Australian Ratings Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

      CAPITAL GUARANTY INSURANCE COMPANY. Capital Guaranty Insurance Company ("Capital Guaranty") was incorporated in Maryland on June 25, 1986, and is wholly owned subsidiary of Capital Guaranty Corporation, a Maryland insurance holding company. Capital Guaranty Corporation is a publicly owned company whose shares are traded on the New York Stock Exchange.

      Capital Guaranty Insurance Company is authorized to provide insurance in all 50 states, the District of Columbia and three U.S. territories. Capital Guaranty focuses on insuring municipal securities and provides policies which guaranty the timely payment of principal and interest when due for payment on new issue and secondary market issue municipal bond transactions. Capital Guaranty's claims-paying ability is rated "Triple-A" by both Moody's and Standard & Poor's.

      As of September 30, 1994, Capital Guaranty had $14.6 billion in net exposure outstanding (excluding defeased issues). The total policyholders' surplus and contingency reserve of Capital Guaranty was $293,036,690 (unaudited), and the total admitted assets were $193,194,000 (unaudited) as reported to the Insurance Department of the State of Maryland. Financial statements for Capital Guaranty Insurance Company, that have been prepared in accordance with statutory insurance accounting standards, are available upon request. The address of Capital Guaranty's headquarters is Steuart Tower, 22nd Floor, One Market Plaza, San Francisco, CA 94105-1413 and the telephone number is (415) 995-8000.

      Because the Municipal Bonds are insured as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the insurance companies referred to above, either Standard & Poor's or Moody's has assigned to the State Trusts' Units its "AAA" or "Aaa" investment rating, respectively, and, in addition, Moody's has assigned its "Aaa" investment rating to each of the Municipal Bonds covered by the Financial Guaranty policy while held in the Trust. These are the highest ratings assigned to securities by such rating agencies. See "Description of Securities Ratings" herein. These ratings should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the State Trusts or the Units. There is no guarantee that the "AAA" or "Aaa" investment ratings will be maintained.

      On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.

      An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolios had Standard &
   Poor's "AAA" rating and/or Moody's "Aaa" rating, and at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.

      In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

      The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturing interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the State Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Federal Tax Status of the State Trusts."


   DISTRIBUTION REINVESTMENT

      Each Unitholder of a State Trust may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of any mutual fund underwritten or advised by Kemper Financial Services, Inc., an affiliate of the sponsor (the "Kemper Funds") which are registered in the Unitholder's State of Residence, other than those Kemper Funds sold with a contingent deferred sales charge. Since the portfolio securities and investment objectives of such Kemper Funds may differ significantly from that of the Trust, Unitholders should carefully consider the consequences, including the fact that distributions from such Kemper Funds may be taxable, before selecting such Kemper Funds for reinvestment. Detailed information with respect to the investment objectives and the management of the Funds is contained in their respective prospectuses, which can be obtained from the Sponsor, and many investment firms, upon request. An investor should read the appropriate prospectus prior to making the election to reinvest.

      A Unitholder who desires to have such distributions automatically reinvested without charge should file a written notice of election with the Program Agent referred to below. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent. See "Unitholders - Distributions to Unitholders."

      The Program Agent is Investors Fiduciary Trust Company. All inquiries concerning participation in distribution reinvestment should be directed to the Kemper Service Company, service agent for the Program Agent at P.O. Box 419430, Kansas City, Missouri 64173-0216, telephone (800) 422-2848.


   INTEREST, ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

      As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each State Trust were as set forth under "Essential Information" for the applicable State Trust in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest in the case of Kemper Defined Funds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future.
   Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.


   FEDERAL TAX STATUS OF THE STATE TRUSTS

      All Municipal Bonds deposited in the State Trusts were accompanied by copies of opinions of bond counsel given to the issuers thereof at the time of original delivery of the Municipal Bonds to the effect that the interest thereon is excludable from gross income for Federal income taxes. In addition, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Municipal Bonds, when held by residents of the state in which the issuers of such Municipal Bonds are located, from State income taxes and, where applicable, local income taxes. Gain realized on the sale or redemption of the Municipal Bonds by the Trustee or of a Unit by a Unitholder is, however, includable in gross income for Federal income tax purposes. Such gain does not include any amounts received in respect of accrued interest or earned original issue discount. It should be noted that under recently enacted legislation described below that subjects accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Municipal Bonds by the Trustee or of Units by a Unitholder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price a Trust Fund pays for Municipal Bonds or the price a Unitholder pays for his or her Units.

      In connection with the offering of Units of the State Trusts, neither the Sponsor, the Trustee, the Auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the bases for such opinions.

      In the opinion of Chapman and Cutler, counsel for the Sponsor:

         Each State Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status when distributed to Unitholders, except to the extent such interest is subject to the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below.

         Exemption of interest and accrued original issue discount on any Municipal Bonds for Federal income tax purposes does not necessarily result in tax-exemption under the laws of the several states as such laws vary with respect to the taxation of such securities and in many states all or part of such interest and accrued issue discount may be subject to tax.

         Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective State Trust in the proportion that the number of Units of such Trust held by him bears to the total number of Units outstanding of such State Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such State Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a State Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a State Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the State Trust's assets ratably according to the value as of the date of acquisition of the Units. The basis of each Unit and of each Municipal Bond which was issued with original issue discount must be increased by the amount of the accrued original issue discount and the basis of each Unit and of the Unitholder's interest in each Municipal Bond which was acquired by such Unitholder at a premium must be reduced by the annual amortization of Municipal Bond premium. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost.

         Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

      Sections 1288 and 1272 of the Internal Revenue Code of 1986 (the "Code") provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers.

      "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory "de minimis" rule. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust Fund holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

      In the case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all the Bonds in a State Trust. Unitholders are urged to consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

      Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a State Trust is not deductible for Federal income tax purposes.
   The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

      In the case of certain Municipal Bonds in the State Trusts, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

      In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

      Under existing law, the State Trusts are not associations taxable as a corporation and the income of the Trust Funds will be treated as the income of the Unitholders under the income tax laws of the State of Missouri.

      All statements of law in the Prospectus concerning exclusion from gross income for Federal, State or other tax purposes are the opinions of counsel and are to be so construed.

      At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the State Trusts of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

      Section 86 of the Code, in general, provides that fifty percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social

   Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

      In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85 percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for married taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

      Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust Fund, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include fifty percent or eighty-five percent of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

      For a discussion of the State tax status of income earned on Units of a State Trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

   DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS

      ALABAMA TRUSTS. Alabama's economy has experienced a major trend toward industrialization over the past two decades. By 1990, manufacturing accounted for 26.7% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960s and 1970s the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.

      Among several leading manufacturing industries have been pulp and papers and chemicals. In recent years Alabama has ranked as the fifth largest producer of timber in the nation. The State's growing chemical industry has been the natural complement of production of wood pulp and paper. Mining, oil and gas production and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

      Major service industries that are deemed to have significant growth potential include the research and medical training and general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area.

      Real Gross State Product. Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, changes in RGSP reflect changes in final output. From 1984 to 1990 RGSP originating in manufacturing increased by 22.99% whereas RGSP originating in all the non-manufacturing sectors grew by 17.88%.

      Those non-manufacturing sectors exhibiting large percentage increases in RGSP originating between 1984 and 1990 were 1) Services; 2) Trade; 3) Farming; and 4) Finance, Insurance and Real Estate. From 1984 to 1990 RGSP originating in Services increased by 35.07%; Trade grew by 21.53%; Farming increased by 19.78%; and the gain in Finance, Insurance and Real Estate was 19.19%. The present movement toward diversification of the State's manufacturing base and a similar present trend toward enlargement and diversification of the service industries in the State are expected to lead to increased economic stability.

      Employment. The recent national economic recession was felt severely in Alabama. The manufacturing growth described above reached a peak in 1979, and was followed by a decrease in activity. The national economic recession was principally responsible for this decline. The State's industrial structure is particularly sensitive to high interest rates and monetary policy, and the resulting unemployment during 1981-1984 was acute. Unemployment rates have improved as the impact of the national economic recovery has benefited the State. The economic recovery experienced on the national level since 1982 has been experienced in Alabama as well, but to a different degree and with a time lag.

      Among other risks, the State of Alabama's economy depends upon cyclical industries such as iron and steel, natural resources, and timber and forest products. As a result, economic activity may be more cyclical than in certain other Southeastern states. The national economic recession in the early 1980s caused a decline in manufacturing activity and natural resource consumption, and Alabama's unemployment rate was 14.4% in 1982, significantly higher than the national average. Unemployment remains high in some rural areas of the State. A trend towards diversification of the State's economic base and an expansion of service industries may lead to improved economic stability in the future, although there is no assurance of this.

      Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing governmental service before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

      Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could affect the market value of the bonds held by the Alabama Trust and thereby adversely affect Unitholders.

      The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Alabama Trust are subject. Additionally, many factors including national economic social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Alabama Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

         (1) The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax.

         (2) Income of the Alabama Trust, to the extent it is taxable, will be
             taxable to the Unitholders, not     the Alabama Trust.

         (3) Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

         (4) Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

         (5) Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

         (6) Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

         (7) Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax will be includable in the Alabama income of such Unitholders.

      ARIZONA TRUSTS. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

      Arizona is the nation's sixth largest state in terms of area. Arizona's main economic sectors include services, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

      The unemployment rate in Arizona for 1993 was 6.2% and for 1992 was 7.4% compared to a national rate of 6.8% in 1993 and 7.4% in 1992. Job growth may be adversely affected by the closing of a major air force base near Phoenix and the bankruptcy of several major employers, including America West Airlines.

      In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

      The state operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1995 refers to the year ending June 30, 1995.

      Total General Fund revenues of $4.3 billion are expected during fiscal year 1995. Approximately 44.5% of this budgeted revenue comes from sales and use taxes, 44.4% from income taxes (both individual and corporate) and 4.4% from property taxes. All taxes total approximately $4.0 billion, or 93% of General Funds revenues. Non-tax revenue includes items such as income from the state lottery, licenses, fees and permits, and interest.

      For fiscal year 1994 the budget called for expenditures of approximately $4.1 billion. These expenditures fell into the following major categories: education (47.4%), health and welfare (26.3%), protection and safety (4.0%), general government (15.5%) and inspection and regulation, natural resources and transportation (6.8%). The States's general fund expenditures for fiscal year 1995 are budgeted at approximately $4.7 billion.

      Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value of marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

      On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66, et al. v. Dianne Bishop, et al. (the "Roosevelt Opinion"). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution.
   Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.

      Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired. It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increased and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

      Arizona does not participate in the federally administered Medicaid program. Instead, the state administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS"), which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1994, AHCCCS was financed approximately 60% by federal funds, 29% by state funds, and 11% by county funds.

      Under state law, hospitals retain the authority to raise with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix based hospitals have defaulted on or reported difficulties in meeting their bond obligations in recent years.

      Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric") filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

      Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1994. A combination of tax refunds and tax credits will be used to satisfy this liability.

      At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

      For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under State law.

      For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

      To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

      Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholders settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

      Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust with represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather that the insurer, will pay debt service on the obligations.

      Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

      Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

      CALIFORNIA TRUSTS. The Trust will invest substantially all of its assets in California Municipal Obligations. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the"State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.

      There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

      California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 30 million represents 12% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $662 billion in 1991, accounts for 13% of all personal income in the nation. Total employment is almost 14 million, the majority of which is in the service, trade and manufacturing sectors.

      Reports issued by the State Department of Finance and other sources indicate that the States economy is suffering its worst recession since the 1930s, with prospects for recovery slower than for the nation as a whole. The State has lost over 800,000 jobs since the start of the recession in mid 1990 and additional job losses are expected before an upturn begins. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weaknesses statewide occurred in manufacturing, construction, services and trade and will be hurt in the next few years by continued cuts in federal defense spending and base closures. Unemployment is expected to remain well above the national average in 1994. The States economy is only expected to pull out of the recession slowly, following the national recovery which has begun. Delay in recovery will exacerbate shortfalls in State revenues.

      Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

      Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

      Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax" However, court decisions allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval.
   Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

      California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations or funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

      Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

      The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

      "Excess revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reduction. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

      During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations are expected to be $3.7 billion under the limit for Fiscal Year 1993-94.

      Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

      As of April 1, 1994, California had approximately $18.1 billion of general obligation bonds outstanding, and $5.6 billion remained authorized but unissued. In addition, at June 30, 1993, the State had lease-purchase obligations, payable from the State's General Fund, of approximately $4.0 billion. Of the States's outstanding general obligation debt, approximately 28% os presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the General Fund for debt service payments). Four general obligation bond propositions, totalling $5.9 billion, will be on the June, 1994 ballot. In Fiscal Year 1992-93, debt service on general obligation bonds and lease-purchase debt was approximately 4.1% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

      The principal sources of General Fund revenues in 1992-93 were the California personal income tax (44% of total revenues), the sales tax (38%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the Economic Uncertainties Fund are included for financial reporting purposes in the General Fund balance. In recent years, California has budgeted to maintain the Economic Uncertainties Fund at around 3% of General Fund expenditures but essentially no reserve is budgeted in 1992-93 or 1993-94 because reserves have been reduced by the recession.

      Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 34%).

      Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-14 education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of budget imbalance, with expenditures exceeding revenues for four of the last five fiscal years through 1991-92.

      As the State fell into a deep recession in the summer of 1990, the State budget fell sharply out of balance in the 1990-91 and 1991-92 fiscal years, despite significant expenditure cuts and tax increases. The State has accumulated a $2.8 billion budget deficit by June 30, 1992. This deficit also severely reduced the State's cash resources, so that it had to rely on external borrowing in the short-term markets to meet its cash needs.

      With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed; nevertheless, certain obligations (such as debt service, school apportionments, welfare payments and employee salaries) were payable because of continuing or special appropriations or court orders. However, the State Controller did not have enough cash to pay all of these ongoing obligations as they came due, as well as valid obligations incurred in the prior fiscal year.

      Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations. Between July 1 and September 3, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of Interim Notes.

      The 1992-93 Budget Act, when finally adopted, was projected to eliminate the State's accumulation deficit, with additional expenditure cuts and a $1.3 billion transfer of State education funding costs to local governments by shifting local property taxes to school districts. However, as the recession continued longer and deeper than expected, revenues once again were far below projections, and only reached a level just equal to the amount of expenditures. Thus, the State continued to carry its $2.8 billion budget deficit at June 30, 1993.

      The 1993-94 Budget Act was similar to the prior year in reliance on expenditure cuts and an additional $2.6 billion transfer of costs to local government, particularly counties. A major feature of the budget was a two-year plan to eliminate the accumulated deficit by borrowing into the 1994-95 fiscal year. With the recession still continuing longer than expected, the 1994-95 Governor's Budget now projects that in the 1993-94 Fiscal Year, the General Fund will have $900 million less revenue and $800 million higher expenditures than budgeted. As a result revenues will only exceed expenditures by about $400 million. If this projection is met, it will be the first operating surplus in four years; however, some budget analysts outside the Department of Finance project revenues in the balance of 1993-94 will not even meet the revised, lower projection. In addition, the General Fund may have some unplanned costs for relief related to the January 17, 1994 Northward earthquake.

      The State has implemented its short-term borrowing as part of the deficit elimination plan, and has also borrowed additional sums to cover cash flow shortfalls in the spring of 1994, for a total of $3.2 billion, coming due in July and December, 1994. Repayment of these short-term notes will require additional borrowing, as the State's cash position continues to be adversely affected.

      The Governor's 1994-95 Budget proposal recognizes the need to bridge a gap of around $5 billion by June 30, 1995. Over $3.1 billion of this amount is being requested from the federal government as increased aid, particularly for costs associated with incarcerating, educating and providing health and welfare services to undocumented immigrants. However, President Clinton has not included these costs in his proposed Fiscal 1995 Budget. The rest of the budget gap is proposed to be closed with expenditure cuts and projected $600 million of new revenue assuming the State wins a tax case presently pending in the U.S. Supreme Court. Thus the State will once again face significant uncertainties and very difficult choices in the 1994-95 budget, as tax increases are unlikely and many cuts and budget adjustments have been made in the past three years.

      The State's severe financial difficulties for the current and upcoming budget years will result in continued pressure upon various local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

      State general obligation bonds are currently rated "A1" by Moody's and "A" by S&P. Both of these ratings were recently reduced from "Aa" and "A+" levels, respectively. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

      The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

      On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments which caused a
   liquidity crisis for the Fund and the County.    Approximately 180 other
   public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County indicated that the Fund had lost about 27% of its initial deposits of approximately $7.4 billion. The County may suffer further losses as it sells investments to restructure the Fund. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

      The State of California has no obligations with respect to any bonds or other securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

      Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The Richmond United School District (Contra Costa County) entered bankruptcy proceedings in May 1991, but the proceedings have been dismissed.

      California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

      Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

      Several years ago the Richmond United School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

      The repayment of Industrial Development Securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

      Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

      Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the Issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

      The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

      Substantially all of California is within an active geologic region subject to major seismic activity. Any California Municipal Obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

      At the time of the closing for each California Trust, Special Counsel to each California Trust for California tax matters, rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

         (1) the California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders under the income tax laws of California;

         (2) amounts treated as interest on the underlying Securities in the California Trust which are exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain their status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying Securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Further, certain interest which is attributable to a Unitholder subject to the California personal income tax and which is treated as an item of tax preference for purposes of the federal alternative minimum tax pursuant to Section 57(a)(5) of the Internal Revenue Code of 1986 may also be treated as an item of tax preference that must be taken into account in computing such Unitholder's alternative minimum taxable income for purposes of the California alternative minimum tax enacted by 1987 California Statutes, chapter 1138. However, because of the provisions of the California Constitution exempting the interest on bonds issued by the State of California, or by local governments within the state, from taxes levied on income, the application of the new California alternative minimum tax to interest otherwise exempt from the California personal income tax in some cases may be unclear;

         (3) under California income tax law, each Unitholder in the California Trust will have a taxable event when the California Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gains when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total cost of each Unit in the California Trust to a Unitholder is allocated among each of the Bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each Bond issue) in order to determine his per Unit tax cost for each Bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue. Unitholders' bases in their units, and the bases for their fractional interest in each Trust asset, may have to be adjusted for their pro rata share of accrued interest received, if any, on Securities delivered after the Unitholders' respective settlement dates;

         (4) under the California personal property tax laws, bonds (including the Securities in the California Trust) or any interest therein is exempt from such tax;

         (5) any proceeds paid under the insurance policy issued to the California Trust with respect to the Securities which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations; and

         (6) under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the California Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision,
             Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

       At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax and California personal income tax are rendered by bond counsel to the respective issuing authorities. Except in certain instances in which Special Counsel acted as bond counsel to issuers of Securities, and as such made a review of proceedings relating to the issuance of certain Securities at the time of their issuance, Special Counsel has not made any special review for the California Trust of the proceedings relating to the issuance of the Securities or of the basis for such opinions.


      COLORADO TRUST. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve
   (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or
   (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

      The 1992 General Fund balance was $133.3 million, which was $49.1 million below the Unappropriated Reserve requirement. The 1993 fiscal year ending General Fund balance was $326.6 million, or $196.7 million over the required Unappropriated Reserve and Emergency Reserve. Based on June 20, 1994 estimates, the 1994 fiscal year ending General Fund balance is expected to be $337.7 million, or $224.3 million over the required Unappropriated Reserve and Emergency Reserve.

      On November 3, 1992 voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defend as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

      The provisions of the Amendment are unclear and will probably require judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

      Litigation concerning several issues relating to the Amendment is pending in the Colorado courts. The litigation deals with three principal issues:
   (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and(iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; litigation regarding mill levy increases to pay general obligation bonds issued prior to the Amendment is still pending. Various cases addressing the remaining issues are at different stages in the trial and appellate process. The outcome of such litigation cannot be predicted at this time.

      According to the Colorado Economic Perspective, Fourth Quarter, FY 1993-94, June 20, 1994 (the "Economic Report"), inflation for 1992 was 3.8% and population grew at the rate of 2.8% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1994 fiscal year will be limited to 6.6% over expenditures during the 1993 fiscal year. The 1993 fiscal year is the base year for calculating the limitation for the 1994 fiscal year. The limitation for the 1995 fiscal year is projected to be 7.1%, based on projected inflation of 4.2% for 1993 and projected population growth of 2.9% during 1993. For the 1993 fiscal year, the General Fund revenues totalled $3,443.3 million and program revenues (cash funds) totalled $1,617.6 million, resulting in total estimated base revenues of $5,060.9 million. Expenditures for the 1994 fiscal year, therefore, cannot exceed $5,394.9 million. However, the 1994 fiscal year General Fund and program revenues (cash funds) are projected to be only $5,242.8 million, or $152.1 million less than expenditures allowed under the spending limitation.

      There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

      As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $100.3 million in fiscal year 1988,

   $134.8 million in fiscal year 1989 $116.6 million in fiscal year 1990, $16.3 million in fiscal year 1991 and $133.3 million in fiscal year 1992 and $326.6 million in fiscal year 1993. The fiscal year 1994 unrestricted General Fund is currently projected to be $337.7 million.

      For fiscal year 1993, the following tax categories generated the following respective revenue percentages of the States's $3,443.3 million total gross receipts: individual taxes represented 51.1% of gross fiscal year 1993 receipts; sales, use and excise taxes represented 31.3% of gross fiscal year 1993 receipts; and corporate income taxes represented 4.0% of gross fiscal year 1993 receipts. The final budget for fiscal year 1994 projects general fund revenues of approximately $3,570.8 million and appropriations of approximately $3,556.8 million. The percentages of general fund revenue generated by type of tax for fiscal year 1994 are not expected to be significantly different from fiscal year 1993 percentages.

      Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities.
   The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

      Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Economic Report, over 50% of non-agricultural employment in Colorado in 1993 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the fourth and fifth largest employment sectors in the State, representing approximately 17.8% and 11.3%, respectively, of non-agricultural employment in the State in 1993.

      According to the Economic Report, the unemployment rate improved slightly from an average of 5.9% during 1992 to 5.2% during 1993. Total retail sales increased by 9.7% during 1993. Colorado continued to surpass the job growth rate of the U.S. with a 3.4% rate of growth projected for Colorado in 1994, as compared with 2.2% for the nation as a whole. However, the rate o job growth in Colorado is expected to decline in 1995, primarily due to the completion in 1994 of large public works projects such as Denver International Airport, Coors Baseball Field, and the Denver public Library renovation project.

      Personal income rose 6.6% in Colorado during 1992 and 5.5% in 1991. In 1992, Colorado was the twelfth fastest growing state in terms of personal income growth. However, because of heavy migration into the state and a large increase in low-paying retail sector jobs, per capita personal income in Colorado increased by only 3.8% in 1992, 0.1% below the increase in per capita personal income for the nation as a whole.

      Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

      At the time of the closing for each Colorado Trust, Special Counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

      Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

      With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

         (1) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described;

         (2) Interest on Bonds that would not be includable in income for income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

         (3) Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal cause by the issuer of the defaulted obligations;

         (4) Any proceeds paid under individual policies obtained by issuers of Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will not be includable in income for Colorado income tax purposes if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations;

         (5) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholders share of interest, if any, accuring on Bonds during the interval between the Colorado Unitholders settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

         (6) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

         (7) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

      Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.



      FLORIDA TRUSTS. Florida's economy has in the past been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980 total contract construction employment as a share of total non-farm employment was just over seven percent and in 1993 the share had edged downward to five percent. This trend is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1993 while the State's population is 5.3% of the U.S.

   total population. Florida's housing starts since 1980 have represented an average of 11.0% of the U.S.'s total annual starts, and since 1980 total housing starts have averaged 156,450 a year.

      A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although Florida currently is the fourth most populous state (with an estimated population of 13.4 million), its annual population growth is now projected to decline as the number of people moving into the State is expected to hover near the mid 250,000 range annually throughout the 1990s. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State. For example, Federal tax reform in 1986 and other changes to the Federal income tax code have eliminated tax deductions for owners of two or more residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes also contribute to the level of construction activity in the State.

      Since 1980, the State's job creation rate is almost twice the rate for the nation as a whole, and its growth rate in new non-agricultural jobs is the fastest of the 11 most populous states and second only to California in the total number of new jobs created. Contributing to the State's rapid rate of growth in employment and income is international trade. Since 1980, the State's unemployment rate has generally been below that of the U.S. In recent years, however, as the State's economic growth has slowed from its previous highs, the State's unemployment rate has tracked above the national average. The average in Florida since 1980 has been 6.5% while the national average is 7.1%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the "Organization"), the State's
   unemployment rate was 8.2% during 1992.   As of January, 1994, the
   Organization estimates that the unemployment rate will be 6.7% for 1993-94 and 6.1% in 1994-95.

      The rate of job creation in Florida's manufacturing sector has exceeded that of the U.S. From the beginning of 1980 through 1993, the State added over 50,100 new manufacturing jobs, an 11.7% increase. During the same period, national manufacturing employment declined ten out of the fourteen years, for a loss of 2,977,000 jobs.

      Total non-farm employment in Florida is expected to increase 2.7% in 1993-94 and rise 3.8% in 1994-95. Trade and services, the two largest figures, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 3.9% in 1993-94, while growing 4.9% in 1994-95. Trade is expected to expand 2.2% in 1994 and 3.4% in 1995. The service sector is now the State's largest employment category.

      Tourism is one of Florida's most important industries. Approximately 41.1 million tourists visited the State in 1993, as reported by the Florida Department of Commerce. In terms of business activities and state tax revenues, tourists in Florida in 1993 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive equally by air and car. The State's tourism industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Tourist arrivals are expected to decline by almost two percent this year, but are expected to recover next year with 5.0% growth. By the end of the State's current fiscal year, 41.0 million domestic and international tourists are expected to have visited the State. In 1994-95, tourist arrivals should approximate 43.0 million.

      The State's per capita personal income in 1992 of $19,711 was slightly below the national average of $20,105 and significantly ahead of that for the southeast United States, which was $17,296. Real personal income in the State is estimated to increase 5.5% in 1993-94 and 4.7% in 1994-95. By the end of 1994-95, real personal income per capita in the State is projected to average 6.7% higher than its 1992-93 level.

      Compared to other states, Florida has a proportionately greater retirement age population which comprises 18.3% (as of April 1, 1991) of the State's population and is forecast to grow at an average annual rate of over 1.96% through the 1990s. Thus, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important source of income. For example, Florida's total wages and salaries and other labor income in 1993 was 62.0% of total income, while a similar figure for the nation for 1992 was 72.0%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods. While many of the U.S.'s senior citizens choose the State as their place of retirement, the State is also recognized as attracting a significant number of working age people. Since 1982, the prime working age population (18-44) has grown at an average annual rate of 3.3%.

      In fiscal year 1991-92, approximately 64% of the State's total direct revenue to its three operating funds will be derived from State taxes, with federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, and beverage tax amounted to 68%, 7% and 5%, respectively, of total receipts by the General Revenue Fund during fiscal year 1991-92. In that same year, expenditures for education, health and welfare, and public safety amounted to 53%, 30% and 13.3%, respectively, of total expenditures from the General Revenue Fund.

      Hurricane Andrew left some parts of south Florida devastated. Post-Hurricane Andrew clean up and rebuilding have changed the outlook for the State's economy. Single and multi-family housing starts in 1993-94 are projected to reach a combined level of 118,000, increasing to 134,300 next year. Lingering recessionary effects on consumers and tight credit are two of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above. However, construction is one of the sectors most severely affected by Hurricane Andrew. Low interest rates and pent up demand combined with improved consumer confidence should lead to improved housing starts. The construction figures above, include additional housing, starts as a result of destruction by Hurricane Andrew. Total construction expenditures are forecasted to increase 15.6% this year and increase 13.3% next year.

      The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

      Estimated fiscal year 1993-94 General Revenue plus Working Capital funds available total $13,582.7 million, an 8.4% increase over 1992-93. This reflects a transfer of $190 million, out of an estimated $220.0 million in non-recurring revenue due to Andrew, to a hurricane relief trust fund. Of the total General Revenue plus Working Capital funds available to the State, $12,943.5 million of that is Estimated Revenues (excluding the Andrew impact) which represents an increase of 7.3% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $13,276.9 million, unencumbered reserves at the end of 1993-94 are estimated at $302.8 million. Estimated, fiscal year 1994-95 General Revenue plus Working Capital and Budget Stabilization funds available total $14,573.7 million, a 7.3% increase over 1993-94. This amount reflects a transfer of $159.00 million in non-recurring revenue due to Hurricane Andrew, to a hurricane relief trust fund. The 13,860.8 million is Estimated Revenues (excluding the Hurricane Andrew impact) represent an increase of 7.1% over the previous year's Estimated Revenues. The massive effort to rebuild and replace destroyed or damaged property in the wake of Andrew is responsible for the substantial positive revenue impacts shown here. Most of the impact is in the increase in the State's sales tax.

      In fiscal year 1992-93, approximately 62% of the State's total direct revenue to its three operating funds derived from State taxes, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax, and beverage tax amounted to 68%, 7%, and 4%, respectively, of total General Revenue funds available during fiscal 1992-93. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 49%, 30%, and 11%, respectively, of total expenditures from the General Revenue Fund.

      The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by such counties and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5% or a 1.0% discretionary sales tax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under Florida law. Certain charter counties have other taxing powers in addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1993, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totalled $9,426.0 million, an increase of 12.5% over fiscal year 1991-92.

      The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

      The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $442.2 million in the fiscal year ending June 30, 1993. Alcoholic beverage tax receipts declined 1.6% over the previous year. The revenues collected from this tax are deposited into the State's General Revenue Fund.

      The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1993, receipts from this source were $846.6 million, a decrease of 5.6% from fiscal year 1991-92.

      The State also imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totaled $639.0 million during fiscal year 1992-93, a 27.0% increase from the previous fiscal year. Beginning in fiscal year 1992-93, 71.29% of these taxes are to be deposited to the General Revenue Fund.

      The State imposes a gross receipts tax on electric, natural gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1992-93, this amounted to $447.9 million.

      The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1992-93, total tangible personal property tax collections were $783.4 million, a 33% increase over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.

      The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50% to the public in prizes, 38% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1992-93 lottery ticket sales totalled $2.13 billion, providing education with $810.4 million.

      The State's severance tax applies to oil, gas, and sulphur production, as well as the severance of phosphate rock and other solid minerals. Total collections from severance taxes total $64.5 million during fiscal year 1992-93, down 4.0% from the previous year. Currently, 60.0% of this amount is transferred to the General Revenue Fund.

      The State has continuously been dependent on the highly cyclical construction and construction related manufacturing industries. While that dependency has decreased, the State is still somewhat at the mercy of the construction and construction related manufacturing industries. The construction industry is driven to a great extent by the State's rapid growth in population. There can be no assurance that population growth will in fact continue throughout the 1990's in which case there could be an adverse impact on the State's economy through the loss of construction and construction related manufacturing jobs. Also, while interest rates remain low currently, an increase in interest rates could significantly adversely impact the financing of new construction within the State, thereby adversely impacting unemployment and other economic factors within the State. In addition, available commercial office space has tended to remain high over the past few years. So long as this glut of commercia rental space continues, construction of this type of space will likely continue to remain slow.

      At the end of fiscal 1993, approximately $5.61 billion in principal amount of debt secured by the full faith and credit of the State was outstanding.
   In addition, since July 1, 1993, the State issued about $1.13 billion in principal amount of full faith and credit bonds.

      The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

      Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida's financial position.

      Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the State Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.

      The State imposes a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State. The State has been sued by plaintiffs alleging that this fee violates the Commerce Clause of the U.S. Constitution. The Circuit Court in which the case was filed has granted summary judgement for the plaintiffs and has enjoined further collection of the impact fee and has ordered refunds to all those who have paid the fee since the collection of the fee went into effect. The State has appealed the lower Court's decision and an automatic stay has been granted to the State allowing it to continue to collect the fee. The potential refund exposure to the State if it should lose the case may be in excess of $100 million.

      Florida maintains a bond rating of Aa and AA from Moody's Investors Service and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue sources from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

      The sources for the information above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

      At the time of the closing for each Florida Trust, Counsel to each Florida Trust for Florida tax matters, rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

         (1) For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes. In addition, Florida does not impose any income taxes at the local level.

         (2) Because Florida does not impose an income tax on individuals, non-corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to non-corporate Unitholders residing in Florida under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes to the extent not included in gross income for Federal income tax purposes.

         (3) Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy. Other corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220.

         (4) Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

         (5) Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangibles personal property tax or Florida sales or use tax.

      LOUISIANA TRUSTS. The following discussion regarding the financial condition of the state government may not be relevant to general obligation or revenue bonds issued by political subdivisions of and other issuers in the State of Louisiana (the "State"). Such information, and the following discussion regarding the economy of the State, is based upon information about general economic conditions that may or may not affect issuers of the Louisiana obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents, but is not aware of any facts which would render such information inaccurate. On December 19, 1990 the State received a rating upgrade on its general obligation bonds to the current Standard & Poor's rating of A from BBB-plus and was placed on Standard & Poor's Corporation's positive credit watch. Standard & Poor's cited improvements in the State's cash flow and fiscal reforms approved by voters in the fall of 1990. The current Moody's rating on the State's general obligation bonds remains unchanged at BBB-plus. There can be no assurance that the economic conditions on which these ratings were based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

      The Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the State Legislature. The Conference was established by the Legislature to provide an official estimate of anticipated State revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(B) of the State Constitution. Act No. 814 provides that the Governor shall cause to be prepared an executive budget presenting a complete financial and programmatic plan for the ensuing fiscal year based only upon the official estimate of anticipated State revenues as determined by the Revenue Estimating Conference. Act No. 814 further provides that at no time shall appropriations or expenditures for any fiscal year exceed the official estimate of anticipated State revenues for that fiscal year. During the 1990 Regular Session of the Louisiana Legislature a constitutional amendment was approved (Act No. 1096), which was approved by the State electorate, granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties and responsibilities which are currently provided by statute.

      The State General Fund is the principal operating fund of the State, and was established administratively to provide for the distribution of funds appropriated by the State Legislature for the ordinary expenses of the State government. Revenue is provided from the direct deposit of federal grants and the transfer of State revenues from the Bond Security and Redemption Fund after general obligation debt requirements are met.

   The Revenue Estimating Conference met in February of 1991 and reported a projected $437.5 million State General Fund surplus for the fiscal year ending June 30, 1991. This surplus will be available for expenditures during the Fiscal Year 1991-92. The beginning State General Fund surplus for fiscal year 1990-1991 was $702.3 million. The official recurring State General Fund estimate for Fiscal Year 1990-91 (Revenue Estimating Conference February 1991 as revised April 1991) is $4,173.5 million.

      The Transportation Trust Fund was established pursuant to (i) Section 27 of Article VII of the State Constitution and (ii) Act No. 16 of the First Extraordinary Session of the Louisiana Legislature for the year 1989 (collectively the "Act") for the purpose of funding construction and maintenance of state and federal roads and bridges, the statewide flood-control program, ports, airports, transit and state police traffic control projects and to fund the Parish Transportation Fund. The Transportation Trust Fund is funded by a levy of $0.20 per gallon on gasoline and motor fuels and on special fuels (diesel, propane, butane and compressed natural gas) used, sold or consumed in the state (the "Gasoline and Motor Fuels Taxes and Special Fuels Taxes"). This levy was increased from $0.16 per gallon (the "Existing Taxes") to the current $0.20 per gallon pursuant to Act No. 16 of the First Extraordinary Session of the Louisiana Legislature for the year 1989, as amended. The additional tax of $0.04 per gallon (the "Act 16 Taxes") became effective January 1, 1990 and will expire on the earlier of January 1, 2005 or the date on which obligations secured by the Act No. 16 taxes are no longer outstanding. The Transportation Infrastructure Model for Economic Development Account (the "TIME Account") was established in the Transportation Trust Fund. Moneys in the TIME Account will be expended for certain projects identified in the Act aggregating $1.4 billion and to fund not exceeding $160 million of additional capital transportation projects. The State issued $263,902,639.95 of Gasoline and Fuels Tax Revenue Bonds, 1990 Series A, dated April 15, 1990 payable from the (i) Act No. 16 Taxes,
   (ii) any Act No. 16 Taxes and Existing Taxes deposited in the Transportation Trust Fund, and (iii) any additional taxes on gasoline and motor fuels and special fuels pledged for the payment of said Bonds.

      The Louisiana Recovery District (the "Recovery District") was created pursuant to Act No. 15 of the First Extraordinary Session of the Legislature of Louisiana of 1988 to assist the State in the reduction and elimination of a deficit existing at the time and the delivery of essential services to its citizens and to assist parishes, cities and other units of local government experiencing cash flow difficulties. The Recovery District is a special taxing district the boundaries of which are coterminous with the State and is a body politic and corporate and a political subdivision of the State. The Recovery District issued $979,125,000 of Louisiana Recovery District Sales Tax Bonds, Series 1988, dated July 1, 1988, secured by (i) the revenues derived from the District's 1% statewide sales and use tax remaining after the costs of collection and (ii) all funds and accounts held under the Recovery District's General Bond Resolution and all investment earnings on such funds and accounts. As of June 30, 1990, the principal amount outstanding was $851,880,000. The Legislature passed tax measures which are projected to raise approximately $418 million in additional revenues for Fiscal Year 1990-91, the most important of which include the following: sales tax $328.3 million; hazardous waste tax $41.3 million; severance tax $39.2 million; income tax $14.9 million; and tobacco tax $14.0 million. The Legislature also passed several constitutional amendments which were approved by the state electorate, resulting in comprehensive budgetary reforms mandating that: both proposed and adopted budgets be balanced in accordance with the official forecast of the Revenue Estimating Conference; any new tax proposal be tied to specific expenditures; all mineral revenues earned by the State in excess of $750 million be placed in the Revenue Stabilization Mineral Trust Fund, to be used as a "rainy day fund"; and the regular legislative session must end prior to the completion of the fiscal year in order to streamline budgetary reporting and planning. The Legislature also adopted a proposed constitutional amendment which was approved by the State electorate permitting the creation of a Louisiana lottery. The lottery is projected to generate approximately $111 million per year in net revenues for the State. Only local governmental units levy ad valorem taxes at present. Under the 1921 State Constitution a 5.75 mills ad valorem tax was being levied by the State until January 1, 1973 at which time a constitutional amendment to the 1921 Constitution abolished the ad valorem tax. Under the 1974 State Constitution a State ad valorem tax of up to 5.75 mills was provided for but is not presently being levied. The property tax is underutilized at the parish level due to a constitutional homestead exemption from the property tax applicable to the first $75,000 of the full market value of single family residences. Homestead exemptions do not apply to ad valorem property taxes levied by municipalities, with the exception of the City of New Orleans. Since local governments are also prohibited from levying an individual income tax by the constitution, their reliance on State government is increased under the existing tax structure.

      The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Louisiana Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Louisiana Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholders Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

      As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions reducing the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

      In rendering the opinions expressed above, counsel has relied upon the opinion of Chapman and Cutler that the Louisiana Trust is not an association taxable as a corporation for federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

      Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana tax status of taxpayers other than resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.


      MASSACHUSETTS TRUSTS. As described above, the Massachusetts Trust will invest substantially all of its net assets in obligations issued by or on behalf of the Commonwealth of Massachusetts, political subdivisions thereof, or agencies or instrumentalities of the Commonwealth or its political subdivisions (the "Bonds"). The Massachusetts Trust is therefore susceptible to general or particular political, economic, or regulatory factors that may affect issuers of such Massachusetts Investments. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information may not be applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of the Commonwealth and certain of its agencies or instrumentalities in connection with the issuance of securities, and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

      The Massachusetts Economy. After declining since 1987, Massachusetts employment in 1993 has shown positive annual growth. While Massachusetts has benefitted from an annual job growth rate of approximately 2% since the early 1980s, by 1989, employment had started to decline. Nonagricultural employment declined 0.7% in fiscal 1989, 4.0% in fiscal 1990, 5.5% in fiscal 1991, 1.5% in fiscal 1992, and 0.8% in fiscal 1993. A comparison of total, nonagricultural employment in November 1992 with that in November 1993 indicates an increase of 0.4%.

      From 1980 to 1989, Massachusetts' unemployment rate was significantly lower than the national average. By 1990, however, unemployment reached 6.0%, exceeding the national average for the first time since 1977. The Massachusetts unemployment peaked in 1991 at 9.0% and dropped to 6.9% in 1993.

      In recent years, per capita personal income growth in Massachusetts has slowed, after several years during which it was among the highest in the nation. Between the second quarter of fiscal 1992 and the second quarter of fiscal 1993, aggregate personal income in Massachusetts increased 4.0% as compared to 5.5% for the nation as a whole.

      The Commonwealth, while the third most densely populated state according to the 1990 census, has experienced only a modest increase in population from 1980 to 1990 at a rate equal to approximately one-half the rate of increase in the United States population as a whole.

      Massachusetts possesses a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. The Massachusetts service sector, at approximately 34.2% of the state work force in May of 1994, is the largest sector in the Massachusetts economy. Government employment is below the national average, representing less than 14% of the Massachusetts work force. In recent years, the construction, manufacturing and trade sectors have experienced the greatest decreases in employment in Massachusetts, with more modest declines taking place in the government, finance, insurance and real estate, and service sectors. From 1990 to November of 1994, manufacturing employment in Massachusetts declined by some 15.5%. At the same time, there has occurred a reversal of the dramatic growth which occurred during the 1980s in the finance, insurance and real estate sector and in the construction sector of the Massachusetts economy.

      Over the next decade, Massachusetts has a very full public construction agenda which is expected not only to improve mobility, but to provide a substantial number of construction and related employment opportunities, including the six billion dollar Central Artery/Tunnel project involving the construction of a third tunnel under Boston Harbor linking the MassPike and downtown Boston with Logan International Airport, and the depression into tunnels of the Central Artery that traverses the City of Boston. Federal funds are expected to cover approximately 90% of the cost of this project. The Central Artery/Tunnel project is expected to employ approximately 5,000 on-site workers and 10,000 auxiliary workers during the peak years of construction in the mid-1990s.

      State Finances. In fiscal years 1987 through 1991, Commonwealth spending exceeded revenues. Spending in five major expenditure categories-Medicaid, debt service, public assistance, group health insurance and transit subsidies-grew at rates well in excess of the rate of inflation for the comparable period. During the same period, the Commonwealth's tax revenues repeatedly failed to meet official forecasts. That revenue shortfall combined with steadily escalating costs contributed to serious budgetary and financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and certain of its public bodies and municipalities, and which may have contributed to higher interest rates on debt obligations issued by them.

      More conservative revenue forecasting for fiscal 1992 together with significant efforts to restrain spending during fiscal 1991 and reductions in budgeted program expenditures for fiscal 1992 and fiscal year 1993 and fiscal 1994 have moderated these difficulties, and the Commonwealth has shown significant surpluses of revenues and other sources over expenditures and other uses in the Commonwealth's budgeted operating funds for those years. Notwithstanding these actions, a worsening of the present and its effect on the financial condition of the Commonwealth and its public authorities and municipalities could result in a decline in the market values of, or default on existing obligations including the Bonds deposited in the Massachusetts Trust.

      The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Massachusetts Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions located in the Commonwealth. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Massachusetts Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Massachusetts Trust Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

         (1) For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under
             Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

         (4) Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.

         (5) The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the

             Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.

         (7) In determining such gain or loss Massachusetts Unitholders will, to the same extent required for federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.

         (8) The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

      MICHIGAN TRUSTS. Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to
   17.9 percent in 1990, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units.

      In May 1986, Moody's Investors Service raised the State's general obligation bond rating to "Al". In October 1989, Standard & Poor's Ratings Group raised its rating on the State's general obligation bonds to "AA".

      The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

      General Motors Corporation has announced the scheduled closing of several of its plants in Michigan in 1993 and 1994. Some of these closings have occurred and some have been deferred. The ultimate impact these closures may have on the State's revenues and expenditures is not currently known. The impact on the financial condition of the municipalities in which the plants are located may be more severe than the impact on the State itself.

      In recent years, the State has reported its financial results in accordance with generally accepted accounting principles. For each of the five fiscal years ending with the fiscal year ended September 30, 1989, the State reported positive year-end General Fund balances and positive cash balances in the combined General Fund/School Aid Fund. For the fiscal years ending September 30, 1990 and 1991, the State reported negative year-end General Fund Balances of $310.4 million and $169.4 million, respectively, but ended the 1992 fiscal year with its general fund in balance and ended the 1993 fiscal year with a small general fund surplus. A positive cash balance in the combined General Fund/School Aid Fund was recorded at September 30, 1990. In the 1991 through 1993 fiscal years the State experienced deteriorating cash balances which necessitated short term borrowing and the deferral of certain scheduled cash payments. The State borrowed $900 million for cash flow purposes in the 1993 fiscal year, which was repaid on September 30, 1993. The State's Budget Stabilization Fund received a $283 million transfer from the General Fund in the 1993 State fiscal year, bringing the fund balance to $303 million at September 30, 1993.

      The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceeds the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers.

      On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales ax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4.%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from other new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

      Although all or most of the Bonds in the Michigan Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level provided under formulas by $10.9 million in the 1991 fiscal year, up $34.4 million in the 1992 fiscal year, $45.5 million in the 1993 fiscal year and $64.6 million (budgeted) in the 1994 fiscal year.

      The Michigan Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operating and debt service requirements.

      At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

           The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Holders of Units.

           Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust.

         Interest on the underlying Bonds which is exempt from tax under these laws when received by the Michigan Trust will retain its status as tax exempt interest to the Unitholders.

           For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes;

           Under the Michigan Intangibles Tax, the Michigan Trust is not taxable and the pro rata ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Unitholders to the extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of possessions of the United States

           The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by a Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.

           Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

      As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

      MINNESOTA TRUSTS. In the early 1980s, the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. As a consequence, the State's revenues were significantly lower than anticipated in the July 1, 1979 to June 30, 1981 biennium and the July 1, 1981 to June 30, 1983 biennium.

      In response to revenue shortfalls, the legislature broadened and increased the State sales tax, increased income taxes (by increasing rates and eliminating deductions) and reduced appropriations and deferred payment of State aid, including appropriations for and aids to local governmental units. The State's fiscal problems affected other governmental units within the State, such as local government, school districts and state agencies, which, in varying degrees, also faced cash flow difficulties. In certain cases, revenues of local governmental units and agencies were reduced by the recession.

      Because of the State's fiscal problems, Standard & Poor's Corporation reduced its rating on the State's outstanding general obligation bonds from AAA to AA+ in August 1981 and to AA in March 1982. Moody's Investors Service, Inc. lowered its rating on the State's outstanding general obligation bonds from Aaa to Aa in April 1982. The State's economy recovered in the July 1, 1983 to June 30, 1985 biennium, and substantial reductions in the individual income tax were enacted in 1984 and 1985. Standard & Poor's raised its rating on the State's outstanding general obligation bonds to AA+ in January 1985. In 1986, 1987, 1991, 1992, and 1993, legislation was required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve (cash flow account), imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. A budget forecast released by the Minnesota Department of Finance on March 1, 1994 projects a balanced General Fund at the end of the current biennium, June 30, 1995, plus an increase in the State's cash flow account from $360 million to $500 million. Total projected expenditures and transfers for the biennium are $17.0 billion. The forecast also projects, however, a shortage of $29.5 million in the Local Government Trust Fund at June 30, 1995, against total projected expenditures from the Fund of $1.8 billion for the biennium.

      State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

      At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:


         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and bonds issued by possessions of the United States which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate (the "Bonds"), (ii) gain on the disposition of such Bonds, and
         (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

      Neither the Sponsor not its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

         (1) Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

         (2) Income on the Bonds which is exempt from the Minnesota Income Tax when received by a Unitholder of the Minnesota Trust and which would be exempt from the Minnesota Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on the Bonds, if any, which is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts and on corporations;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Minnesota Income Tax or the Minnesota alternative minimum tax imposed on individuals, estates and trusts. It should be noted that interest relating to Possession Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Alternative Tax.

      We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.


      MISSOURI TRUSTS. The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

      In November 1981, the voters of Missouri adopted a tax limitation amendment to the constitution of the State of Missouri (the "Amendment").
   The Amendment prohibits increases in local taxes, licenses, or fees by political subdivisions without approval of the voters of such political subdivision. The Amendment also limits the growth in revenues and expenditures of the State to the rate of growth in the total personal income of the citizens of Missouri. The limitation may be exceeded if the General Assembly declares an emergency by a two-thirds vote.

      Although the June 1993 revenue estimate has been revised downward by $27.5 million, the State budget for Fiscal Year 1993 remained balanced due primarily to delayed spending for desegregation capital projects. The downward revision in revenues was considered necessary because of weak economic performance, and more importantly an economic outlook for the second half of Fiscal Year 1993 which projected slower growth than was anticipated in June 1992.

      For Fiscal Year 1994, the majority of revenues for the State of Missouri will be obtained from individual income taxes (53.1%), sales and use taxes (30.0%), corporate income taxes (5.9%), and county foreign insurance taxes (3.0%). Major expenditures for Fiscal Year 1994 include elementary and secondary education (30.6%), human services (25.4%), higher education (14.8%) and desegregation (8.9%).

      The Fiscal Year 1994 budget balances resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from continued withholdings and delayed spending for desegregation capital projects. The total general revenue operating budget for Fiscal Year 1994 exclusive of desegregation is $3,844.6 million. The court-ordered desegregation estimate is $377.7 million, an increase of $30.7 million over the revised Fiscal Year 1993 estimate.

      The economy of Missouri is diverse and includes manufacturing, retail and wholesale trade, services, agriculture, tourism and mining. In recent years, growth in the wholesale and retail trade has offset the more slowly growing manufacturing and agricultural sectors of the economy. According to the United States Bureau of Labor Statistics, the 1992 unemployment rate in Missouri was 5.7% and the 1993 rate was 6.4%. Although not strictly comparable, the preliminary seasonally adjusted rate for May of 1994 was 5.0%. There can be no assurance that the general economic conditions or the financial circumstances of Missouri or its political subdivisions will not adversely affect the market value of the Bonds or the ability of the obligor to pay debt service on such Bonds.

      Currently, Moody's Investors Service rates Missouri general obligation bonds "Aaa" and Standard & Poor's Ratings Group rates Missouri general obligation bonds "AAA". Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

      The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Missouri Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Missouri Trust, Special Counsel for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

      The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

      Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Missouri Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri state income tax"). The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

         (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri state income tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri state income tax if received directly by a Unitholder will be exempt from the Missouri state income tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) To the extent that interest paid and original issue discount, if any, derived from the Missouri Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
             Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Missouri state income tax; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (4) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri state income tax purposes if the Trustee disposes of a bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from Missouri state income tax to the same extent as such interest would have been paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (6) The Missouri state income tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

         (7) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St Louis Earnings Tax (except in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

      NEW JERSEY TRUSTS. As described above, the New Jersey Trust consists of a portfolio of Bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

      New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1993 the State ranked second among states in per capita personal income ($26,967).

      The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

      The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in November 1994, which is higher than the national average of 5.6% in November 1994. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

      Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1993, there was a total authorized bond indebtedness of approximately $8.98 billion, of which $3.6 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.38 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness was $103.5 million for fiscal year 1994.

      New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus of $760.8 million. It is estimated that New Jersey closed its fiscal year 1993 with a surplus of $937.4 million.

      In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

      The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

      The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

      The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

      Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995 further reductions ranging from 1% up to 10% in income tax rates will take effect.

      On June 30, 1994, Governor Whitman signed the New Jersey Legislature's $15.7 billion budget for Fiscal Year 1995. The balanced budget which includes $455 million in surplus, is $141 million less than the 1994 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect the estimated tax revenues.

      Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the formula relating to State aid to public schools, the method by which the State shares with its counties maintenance recoveries and costs for residents in State institutions, unreasonably low Medicaid payment rates for long-term facilities in New Jersey, the obligation of counties to maintain Medicaid or Medicare eligible residents of institutions and facilities for the developmentally disabled, taxes paid into the Spill Compensation Fund (a fund established to provide money for use by the State to remediate hazardous waste sites and to compensate other persons for damages incurred as a result of hazardous waste discharge) based on Federal preemption, various provisions, and the constitutionality of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, the adequacy of Medicaid reimbursement for services rendered by doctors and dentists to Medicaid eligible children, the Commissioner of Health's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

      At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

      Debt Ratings. For many years, both Moody's Investors Service, Inc. and Standard and Poor's Corporation rated New Jersey general obligation bonds "Aaa" and "AAA", respectively. On July 3, 1991, however, Standard and Poor's Corporation downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on Credit Watch with negative implications, citing as its principal reason for its caution the unexpected denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget was required to be closed before the new budget year began on July 1, 1992. Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

      On July 6, 1992, Standard and Poor's Corporation reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. Standard and Poor's Corporation was concerned that the State was entering fiscal 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its "AA+" rating at the same time.

      On August 24, 1992, Moody's Investors Service, Inc. downgraded New Jersey general obligation bonds to "Aal" stating that the reduction reflects a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures will persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and on the negative side, a continued reliance on one-time revenue and dependence on pension-related savings to achieve budgetary balance.

      At the time of the closing for each New Jersey Trust Special Counsel to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantially to the effect that:

         (1) Each New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. Each New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocated to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from tax under the New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of a New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of a New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in a New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by a New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of a New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

      NEW YORK TRUSTS. A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

      Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

      Amount paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York

   City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

      For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entie net income any interest or gains distributed to them even though distributed in respect of New York obligations.

      If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

      The Portfolio of the New York Trust includes obligations issued by New York State (the "State"), by its various public bodies (the "Agencies"), and/or by other entities located within the State, including the City of New York (the "City").

      Some of the more significant events relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is based in part on Official Statements issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

      There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

      The State has for many years had a very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

      A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. For calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. For calendar year 1993, the economy is expected to grow faster than 1992, but still at a very moderate rate as compared to other recoveries. The national recession has been more severe in the State because of factors such as a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market.

      1993-94 Fiscal Year. On April 5, 1993, the State Legislature approval a $32.08 billion budget. Following enactment of the budget the 1993-94 State Financial Plan was formulated on April 16, 1993. This Plan projects General Fund receipts and transfers from other funds at $32.367 billion and disbursements and transfers to other funds at $32.300 billion. In comparison to the Governor's recommended Executive Budget for the 1993-94 fiscal year, as revised on February 18, 1993, the 1993-94 State Financial Plan reflects increases in both receipts and disbursements in the General Fund of $811 million.

      While a portion of the increased receipts was the result of a $487 million increase in the States's 1992-93 positive year-end margin at March 31, 1993 to $671 million, the balance of such increased receipts is based upon (i) a projected $269 million increase in receipts resulting from improved 1992-93 results and the expectation of an improving economy, (ii) projected additional payments of $200 million from the Federal government as reimbursements for indigent medical care, (iii) the early payment of $50 million of personal tax returns in 1992-93 which otherwise would have been paid in 1993-94; offset by (iv) the State Legislature's failure to enact $195 million of additional revenue-raising recommendations proposed by the Governor. There can be no assurances that all of the projected receipts referred to above will be received.

      Despite the $811 million increase in disbursements included in the 1993-94 State Financial Plan, a reduction in aid to some local government units can be expected. To offset a portion of such reductions, the 1993-94 State Financial Plan contains a package of mandate relief, cost containment and other proposals to reduce the costs of many programs for which local governments provide funding. There can be no assurance, however, that localities that suffer cuts will not be adversely affected, leading to further requests for State financial assistance.

      There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

      1992-93 Fiscal Year. Before giving effect to a 1992-93 year-end deposit to the refund reserve account of $671 million, General Fund receipts in 1992-93 would have been $716 million higher than originally projected. This year-end deposits effectively reduced 1992-93 receipts by $671 million and made those receipts available for 1993-94.

      The State's favorable performance primarily resulted from income tax collections that were $700 million higher than projected which reflected both stronger economic activity and tax-induced one-time acceleration of income into 1992. In other areas larger than projected business tax collections and unbudgeted receipts offset the loss of $200 million of anticipated Federal reimbursement and losses of, or shortfalls in, other projected revenue sources.

      For 1992-93, disbursements and transfers to other funds (including the deposit to the refund reserve account discussed above) totalled $30.829 billion, an increase of $45 million above projections in April 1992.

      Fiscal year 1992-93 was the first time in four years that the State did not incur a cash-basis operating deficit in the General Fund requiring the issuance of deficit notes or other bonds, spending cuts or other revenue raising measures.

      Indebtedness. As of March 31, 1993, the total amount of long-term State general obligation debt authorized but unissued stood at $2.4 billion. As of the same date, the State had approximately $5.4 billion in general obligation bonds. The State issued $850 million in tax and revenue anticipation notes ("TRANS") on April 28, 1993. The State does not project the need to issue additional TRANS during the States's 1993-94 fiscal year.

      The State projects that its borrowings for capital purposes during the State's 1993-94 fiscal year will consist of $460 million in general obligation bonds and $140 million in new commercial paper issuances. In addition, the State expects to issue $140 million in bonds for the purpose of redeeming outstanding bond anticipation notes. The Legislature has authorized the issuance of up to $85 million in certificates of participation during the State's 1993-94 fiscal year for personal and real property acquisitions during the State's 1993-94 fiscal year. The projection or the State regarding its borrowing for the 1993-94 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

      In June, 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. To date, LGAC has issued its bonds to provide net proceeds of $3.28 billion. LGAC has been authorized to issue additional bonds to provide net proceeds of $703 million during the State's 1993-94 fiscal year.

      Ratings. The $850 million in TRANS issued by the State in April 1993 were rated SP-1-Plus by S&P on April 26, 1993, and MIG-1 by Moody's on April 23, 1993, which represents the highest ratings given by such agencies and the first time the State's TRANS have received these ratings since its May 1989 TRANS issuance. Both agencies cited the State's improved fiscal position as a significant factor in the upgrading of the April 1993 TRANS.

      Moody's rating of the State's general obligation bonds stood at a A on April 23, 1993, and S&P's rating stood at A- with a stable outlook on April 26, 1993, an improvement from S&P's negative outlook prior to April 1993. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

      Moody's, in confirming its rating of the State's general obligation bonds, and S&P, in improving its outlook on such bonds from negative to stable, noted the State's improved fiscal condition and reasonable revenue assumptions contained in the 1993-94 State budget.

      The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

      In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations").

      In February 1975, the New York State Urban Development Corporation ("UDC"), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations")).

      Over the past three years, the rate of economic growth in the City has slowed substantially, and the City's economy is currently in recession. The City projects, and its current four-year financial plan assumes, a recovery early in the 1993 calendar year. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City Comptroller has issued reports concluding that the recession of the City's economy will be more severe and last longer than is assumed in the financial plan.

      Fiscal Year 1993 and 1993-1996 Financial Plan. The City's 1993 fiscal year results are projected to be balanced in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its 1990, 1991 and 1992 fiscal years in order to maintain balanced operating results.

      The City's modified Financial Plan dated February 9, 1993 covering fiscal years 1993-1996 projects budget gaps for 1994 through 1996. The Office of the State Deputy Controller for the City of New York has estimated that under the modified Financial Plan budget gaps will be $102 million for fiscal year 1994, $196 million for fiscal year 1995 and $354 million for fiscal year 1996, primarily due to anticipated higher spending on labor costs.

      However, the City's modified Plan is dependent upon a gap-closing program, certain elements of which the staff of Control Board identified on March 25, 1993 to be at risk due to projected levels of State and Federal aid and revenue and expenditures estimates which may not be achievable. The Control Board indicated that the City's modified Financial Plan does not make progress towards establishing a balanced budget process. The Control Board's report identified budget gap risks of $1.0 billion, $1.9 billion, $2.3 billion and $2.6 billion in fiscal years 1994 through 1997, respectively.

      On June 3, 1993, the Mayor announced that State and federal aid for Fiscal Year 1993-94 would be $280 million less than projected and that in order to balance the City's budget $176 million of previously announced contingent budget cuts would be imposed. The Mayor indicated that further savings would entail serious reductions in services. The State Comptroller on June 14, 1993 criticized efforts by the Mayor and City Council to balance the City's
   budget which rely primarily on one-shot revenues.   The Comptroller added
   that the City's budget should be based on "recurring revenues that fund recurring expenditures." Given the foregoing factors, there can be no assurance that City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

      Pursuant to State law, the City prepares a four-year annual financial plan which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. As a result of the national and regional economic recession, the State's projections of tax revenues for its 1991 and 1992 fiscal years were substantially reduced. For its 1993 fiscal year, the State, before taking any remedial action reflected in the State budget enacted by the State Legislature on April 2, 1992 reported a potential budget deficit of $4.8 billion. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1993 fiscal year or subsequent years, such developments could also result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

      The City's projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

      The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1994 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in the past two years.

      Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1993 through 1996 contemplates issuance of $15.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

      The City Comptroller, the staff of the Control Board, the Office of the State Deputy Comptroller for the City of New York (the "OSDC") and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board and other agencies have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.
   It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      Fiscal Years 1990, 1991 and 1992. The City achieved balanced operating results as reported in accordance with GAAP for the 1992 fiscal year. During the 1990 and 1991 fiscal years, the City implemented various actions to offset a projected budget deficit of $3.2 billion for the 1991 fiscal year, which resulted from declines in City revenue sources and increased public assistance needs due to the recession. Such actions included $822 million of tax increases and substantial expenditure reductions.

      The quarterly modification to the City's financial plan submitted to the Control Board on May 7, 1992 (the "1992 Modification") projected a balanced budget in accordance with GAAP for the 1992 fiscal year after taking into account a discretionary transfer of $455 million to the 1993 fiscal year as the result of a 1992 fiscal year surplus. In order to achieve a balanced budget for the 1992 fiscal year, during the 1991 fiscal year, the City proposed various actions for the 1992 fiscal year to close a projected gap of $3.3 billion in the 1992 fiscal year.

      On November 19, 1992 the City submitted to the Control Board the Financial Plan for the 1993 through 1996 fiscal years, which is a modification to a financial plan submitted to the Control Board on June 11, 1992 (the "June Financial Plan"), and which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The 1993-1996 Financial Plan projects revenues and expenditures of $29.9 billion each for the 1993 fiscal year balanced in accordance with GAAP.

      During the 1992 fiscal year, the City proposed various actions to close a previously projected gap of approximately $1.2 billion for the 1993 fiscal year. The gap-closing actions for the 1993 fiscal year proposed during the 1992 fiscal year and outlined in the City's June Financial Plan included $489 million of discretionary transfers from the 1992 fiscal year. The 1993-1996 City Financial Plan includes additional gap-closing actions to offset an additional potential $81 million budget gap.

      The 1993-1996 Financial Plan also sets forth projections and outlines a proposed gap-closing program for the 1994 through 1996 fiscal years to close projected budget gaps of $1.7 billion, $2.0 billion and $2.6 billion, respectively, in the 1994 through 1996 fiscal years. On February 9, 1993, the City issued a modification to the 1993-1996 Financial Plan (the "February Modification"). The February Modification projects budget gaps for the fiscal years 1994, 1995 and 1996 of $2.1 billion, $3.1 billion and $3.8 billion, respectively.

      Various actions proposed in the 1993-1996 Financial Plan are subject to approval by the Governor and approval by the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. The State Legislature has in the past failed to approve certain proposals similar to those that the 1993-1996 Financial Plan assumes will be approved by the State Legislature during the 1993 fiscal year. If these actions cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      On March 9, 1993, OSDC issued a report on the February Modification. The report expressed concern that the budget gaps projected for fiscal years 1994 through 1996 are the largest the City has faced at this point in the financial planning cycle in at least a decade, and concluded that the February Modification represented a step backward in the City's efforts to bring recurring revenues into line with recurring expenditures.

      The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1992, legal claims in excess of $341 billion were outstanding against the City for which the City estimated its potential future liability to be $2.3 billion.

      As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baal and S&P's rating stood at A-. On February 11, 1991, Moody's lowered its rating from A.

      On March 30, 1993 in confirming the Baa1 rating, Moody's noted that:

      The financial plan for fiscal year 1994 and beyond shows an ongoing imbalance between the City's expenditures and revenues. The key indication of this structural imbalance is not necessarily the presence of sizable out-year budget gaps, but the recurring use of one-shot actions to close gaps. One-shots constitute a significant share of the proposed gap-closing program for fiscal year 1994, and they represent an even larger share of those measures which the City seems reasonably certain to attain. Several major elements of the program, including certain state actions, federal counter cyclical aid and part of the city's tax package, remain uncertain. However, the gap closing plan may be substantially altered when the executive budget is offered later this spring.

      On March 30, 1993, S&P affirmed its A- rating with a negative outlook, stating that:

      The City's key credit factors are marked by a high and growing debt burden, and taxation levels that are relatively high, but stable. The City's economy is broad-based and diverse, but currently is in prolonged recession, with slow growth prospects for the foreseeable future.

      The rating outlook is negative, reflecting the continued fiscal pressure facing the City, driven by continued weakness in the local economy, rising
   spending pressures for education and labor costs   of city employees, and
   increasing costs associated with rising debt for capital construction and repair.

      The current financial plan for the City assumes substantial increases in aid from national and state governments. Maintenance of the current rating, and stabilization of the rating outlook, will depend on the City's success in realizing budgetary aid from these governments, or replacing those revenues with ongoing revenue-raising measures or spending reductions under the City's control. However, increased reliance on non-recurring budget balancing measures that would support current spending, but defer budgetary gaps to future years, would be viewed by S&P as detrimental to New YorkCity's single- 'A-' rating.

      Previously, Moody's had raised its rating to A in May 1988, to Baal in December 1985, to Baa in November 1983 and to Bal in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

      On May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million Notes then being sold MIG-2. On April 30, 1991 Moody's confirmed its MIG-2 rating for the outstanding revenue anticipation notes and for the $1.25 billion in notes then being sold. On April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

      As of December 31, 1992, the City and MAC had, respectively, $20.3 billion and $4.7 billion of outstanding net long-term indebtedness.

      Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

      As of September 30, 1992, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more. These eighteen Agencies had an aggregate of $62.2 billion of outstanding debt, including refunding bonds, of which the State was obligated under lease-purchase, contractual obligation or moral obligation provisions on $25.3 billion.

      The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

      The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

      The U.S. Supreme Court on March 30, 1993 referred to a Special Master for determination of damages on an action by the State of Delaware to recover certain unclaimed dividends, interest and other distributions made by issuers of securities held by New York-based brokers incorporated in Delaware.
   (State of Delaware v. State of New York.) The State had taken such unclaimed property under its Abandoned Property Law. The State expects that it may pay a significant amount in damages during fiscal year 1993-94 but it has indicated that it has sufficient funds on hand to pay any such award, including funds held in contingency reserves. The State's 1993-94 Financial Plan includes the establishment of a $100 million contingency reserve fund which would be available to fund such an award which some reports have estimated at $100-$800 million.

      In Schulz v. State of New York, commenced May 24, 1993 ("Schulz 1993"), petitioners have challenged the constitutionality of mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority. On May 24, 1993, the Supreme Court, Albany County, temporarily enjoined the State from implementing those bonding programs. In previous actions Mr. Schulz and others have challenged on similar grounds bonding programs for the New York State Urban Development Corporation and the New York Local Government Assistance Corporation. While there have been no decisions on the merits in such previous actions, by an opinion dated May 11, 1993, the New York Court of Appeals held in a proceeding commenced on April 29, 1991 in the Supreme Court, Albany County (Schulz v. State of New York), that petitioners had standing as voters under the State Constitution to bring such action.

      Petitioners in Schulz 1993 have asserted that issuance of bonds by the two Authorities is subject to approval by statewide referendum. At this time there can be no forecast of the likelihood of success on the merits by the petitioners, but a decision upholding this constitutional challenge could restrict and limit the ability of the State and its instrumentalities to borrow funds in the future. The State has not indicated that the temporary injunction issued by the Supreme Court in this action will have any immediate impact on its financial condition or interfere with projects requiring immediate action.

      Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

      Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. Both the Revised 1992-93 State Financial Plan and the recommended 1993-94 State Financial Plan includes a significant reduction in State aid to localities in such programs as revenue sharing and aid to education from projected base-line growth in such programs. It is expected that such reductions will result in the need for localities to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1993-94 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

      Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1991, the total indebtedness of all localities in the State was approximately $31.6 billion, of which $16.8 billion was debt of New York City (excluding $6.7 billion in MAC debt). State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1991. In 1992, an unusually large number of local government units requested authorization for deficit financings. According to the Comptroller, ten local government units have been authorized to issue deficit financing in the aggregate amount of $131.1 million.

      Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

      At the time of the closing for each New York Trust, Special Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

      The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

      NORTH CAROLINA TRUSTS. General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina.

      Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

      State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The State's fiscal year runs from July 1st through June 30th.

      In 1990 and 1991, the State had difficulty meeting its budget projections. Lower than anticipated revenues coupled with increases in State spending requirements imposed by the federal government led to projected budget deficits for fiscal 1989-1990 and fiscal 1990-91. Consequently, the Governor ordered cuts in budgeted State expenditures for both fiscal years.

      The State, like the nation, has experienced economic recovery since 1991. Apparently due to both increased tax and fee revenue and the previously enacted spending reductions, the State has a budget surplus of approximately $887 million at the end of the fiscal 1993-94. After review of the 1994-95 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives for economic development, education, human services and environmental programs. (The cutback in funding for infrastructure and social development projects had been cited by agencies rating State obligations, following the 1991 reductions, as cause for concern about the long-term consequences of those reductions on the economy of the State and the State's fiscal prospects.)

      Based on projected growth in State tax and fee revenues, the General Fund balance forecast for the end of the 1994-95 fiscal year is approximately $310 million.

      It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Trust.

      The State is subject to claims by classes of plaintiffs asserting a right to refund of taxes paid under State statutes that allegedly discriminated against federal retirees and armed services personnel in a manner that was unconstitutional based on the decision by the United States Supreme court in a 1989 Michigan case involving a similar law, Davis v. Michigan Department of Treasury ("Davis"). At the time of that decision, State income tax law exempted retirement income paid by North Carolina State and local governments but did not exempt retirement income paid by the federal government to its former employees. Also, State tax law at the time provided a deduction for certain income earned by members of the North Carolina National Guard, but did not provide a similar deduction for members of the federal armed services.

      Following the Davis decision the North Carolina legislature amended the tax law to provide identical retirement income exclusions for former stat and federal employees (effective for 1989), and repealed the deduction given to members of the State National Guard. In addition, the amendments authorized a special tax credit for federal retirees equal to the taxes paid on their nonexcluded federal pensions in 1988(to be taken over a three year period beginning with returns for 1990).

      Subsequent to Davis, the North Carolina plaintiffs brought an action in federal court against the North Carolina Department of Revenue and certain officials of the State alleging that the collection of the taxes under the prior North Carolina tax statues was prohibited by the state and federal constitutions, and also violated civil rights protections under 42 U.S.C.
   Section 1983, a federal statute prohibiting discriminatory taxation of the compensation of certain federal employees (4 U.S.C. Section 111), and the principle of intergovernmental tax immunity. The plaintiffs sought injunctive relief requiring the State to provide refunds of the illegally collected taxes paid on federal retirement or military pay for the years 1985-88 (covering the asserted 3 year limitations period), plus interest. Swanson, et al. v. Powers, et al. (United States District Court for the Eastern District of North Carolina, No. 89-282-CIV-5-H) ("Swanson Federal"). The individual plaintiffs in Swanson Federal also brought an action in North Carolina state court seeking refunds of the illegal taxes. Swanson, et al.
   v. State of North Carolina, et al. (Wake County, North Carolina Superior Court, No. 90 CVS 3127) ("Swanson State").

      The amounts claimed by federal retirees in the Swanson actions have not been precisely calculated. Plaintiffs have asserted that the plaintiff class contains about 100,000 taxpayers; the State estimated that as of June 30, 1994, the claims (including interest) would then aggregate approximately $280 million.

      In 1991, the North Carolina Supreme Court in Swanson State affirmed a decision in favor of the State, holding that the U.S. Supreme Court decision in Davis was not to have retroactive effect. Review was granted by the United States Supreme Court and the case subsequently was remanded to the North Carolina Supreme Court for reconsideration in light of the U.S. Supreme Court's 1993 holding in Harper v. Virginia Dept. of Taxation ("Harper"). In Harper, which also involved the disparate income tax treatment of retired state and federal employees and the question of retroactive application of Davis, the U.S. Supreme Court held that the Commonwealth of Virginia must provide "meaningful backward-looking relief" to the plaintiffs if the Commonwealth did not have a predeprivation process adequate to satisfy due process requirements. Harper was remanded to the Supreme Court of Virginia to determine whether a remedy was required and, if so, what form it would take.

      Similarly, Swanson State was remanded for reconsideration of whether the North Carolina tax laws satisfied the due process requirements of the federal constitution and, if not, what remedy was to be provided by the State.

      On remand, the North Carolina Supreme Court held in early 1994 that the plaintiffs in Swanson State was procedurally barred from recovering refunds because they did not comply with the State's statutory postpayment refund demand procedure. The plaintiffs contended unsuccessfully that the postpayment demand requirement did not meet the requirements of the federal constitution, in light of the Harper decision, for "meaningful backward-looking relief." Plaintiffs in Swanson State have petitioned the U.S. Supreme Court for review of the most recent North Carolina Supreme Court decision. In December 1994, the Court denied certiorari to the Swanson State plaintiffs. At the same time the Court issued a decision in Reich v. Collins, a Georgia case involving similar claims, finding for the plaintiff taxpayers, but the effect of the Reich decision on the claims of Swanson State plaintiffs is uncertain. It is yet undetermined whether North Carolina offers pre-deprivation procedures (payment and protest within a specified time period) or post-deprivation remedies (tax credits especially tailored to these claims) adequate to satisfy constitutional requirements, and plaintiffs in Swanson State have petitioned the North Carolina Supreme Court for a rehearing of its last decision in the case.

      Following Harper, the plaintiffs in Swanson Federal again requested an injunction requiring refunds. (Although the federal and state cases are independent, the refund claims apparently would lead to only a single recovery of taxes deemed unlawfully collected.) In May 1994, the U.S. District Court granted the State's motion to dismiss all but one claim made by the plaintiffs, declaring that those claims were precluded by the 1994 North Carolina Supreme Court decision in Swanson State. Plaintiffs in Swanson Federal asserted that relief should have been granted because of the effect of the federal District Court's 1990 opinion in Swanson Federal denying the defendants' motion that the federal Tax Injunction Act precluded the plaintiffs' claims, in which the court found that the statutory post-payment remedy for refund of unlawful taxes was not "plain, speedy and efficient", as required by the law, Swanson Federal, 1990 WL 545, 761 (E.D.N.C.), rev,d, 937 F.2d 965 (1991), cert denied, __ U.S. __ , 112 S. Ct. 871 (1992). In its May 1994 decision, the federal court rejected that assertion and held that its finding regarding the federal Tax Injunction Act was jurisdictional only and was not a determination that the statutory remedy violated the due process clause.

      The plaintiffs' claim that was not dismissed with prejudice in the recent District Court order asserts that the State continued an unlawful discrimination, contrary to the requirements of 4 U.S.C. (S) 111 and the doctrine of intergovernmental tax immunity, by increasing benefits to State retirees (in order to offset the effect of the deletion of the preferential State retirement income exemption) as part of the bill that equalized the income exclusion of State and federal retirement payments. The claim is based on a holding of similar effect in Sheehy v. Public Employees Retirement Div., 864 P. 2d 762 (Mont. 1993). In its May 1994 order, the District Court allowed the plaintiffs to dismiss the Sheedy claim without prejudice. Therefore, plaintiffs could assert those claims in another action; apparently, the relief would require providing federal retirees with tax refunds or other payments equal to allegedly discriminatory payments made to State retirees since 1989. The court noted that those claims will be subject to the statutory post-deprivation procedural requirements, and that a challenge to the legality of the remedial statute would be precluded under the scope of the court's order dismissing the other claims. However, the court granted plaintiffs' motion to dismiss the Sheedy claims without prejudice because the record did not show whether the plaintiffs had complied with statutory requirements. The plaintiffs in Swanson State have appealed the District Court decision to the United States Court of Appeals and a hearing is scheduled for March 1995.

      Several states involved in similar suits have reached settlements. Expressions of interest in settlement of the claims in Swanson by both the plaintiffs and State officials have been reported in the press, but no prediction can be made of the likelihood or amount of settlement. Although the recent improvements in the economy and fiscal condition of the State might better enable the State to satisfy an adverse decision without significant consequences to the State's fiscal condition or governmental functions, because the amount of the potential liability has not been fixed and because of the potential that adverse fiscal or economic developments could cause a more negative result on the State if a large amount must be paid, no assurance can be given that the impact of the Swanson cases, if the plaintiffs ultimately succeed, will not have an adverse impact on the Debt Obligations.

      State and local government retirees also filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-45 million annually for the tax years 1989 through 1992. The case is now pending in state court.

      Other litigation against the State include the following. None of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse affect on the State's ability ot meet its obligations.

      Leandro et al. v. State of North Carolina and State Board of Education - In May, 1994 students and boards of education in five counties in the State filed suit in state court requesting a declaration that the public education system of North Carolina, including its system of funding, violated the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The defendants in such suit have filed a motion to dismiss, but no answer to the complaint, and no pretrial discovery has taken place.

      Francisco Case - In August, 1994 a class action lawsuit was filed in state court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for children with limited English proficiency.

      Faulkenburg v. Teachers' and State Employees' Retirement System, Peeve v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System - Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formulas for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to plaintiffs and class members would probably amount to $50 million or more in Faulkenburg, $50 million or more in Peele, and $15 million or more in Woodward, all ultimately payable, at least initially, from the retirement system funds. Upon review in Faulkenburg, the North Carolina Court of Appeals and Supreme Court have held that claims made in constitutional rights brought under the federal Civil Rights Act eight do not state a cause of action or are otherwise barred by the statute of limitations. In 1994 plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the United States Constitution and filed new actions in federal court asserting the same claims along with claims for violation of constitutional rights in the taxation of retirement benefits. The remaining state court claims in all cases are scheduled to be heard in North Carolina in October, 1994.

      Fulton Case - The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on grounds that it violates the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff seeks to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling is to increase collections by rendering all stock taxable on 100% of its value. The State and the plaintiff have sought further appellate review, and the case is pending before the North Carolina Supreme Court. Net collections from the tax for fiscal year ended June 30, 1993 amounted to $120.6 million.

      General. The population of the State has increased 13% from 1980, from 5,880,095 to 6,647,351 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of June 30, 1994 is 7,023,663. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only five municipalities with populations in excess of 100,000.

      The labor force has undergone significant change during recent years as the state has moved from as agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1994, the State labor force grew about 25% (from 2,855,200 to 3,560,000), and per capita income during the period 1980 to 1993 grew from $7,999 to $18,702, an increase of 133.8%.

      The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of June 1994, the State was reported to rank tenth among the states in non-agricultural employment and eighth in manufacturing employment, Employment indicators have fluctuated somewhat in the annual periods since June of 1990 but have demonstrated an upward trend since 1991. The following table reflects the fluctuation in certain key employment categories.


CATEGORY (ALL SEASONALLY ADJUSTED)      JUNE 1990  JUNE 1991  JUNE 1992  JUNE 1993  JUNE 1994
CIVILIAN LABOR FORCE                    3,312,000  3,228,000  3,495,000  3,504,000  3,560,000
NONAGRICULTURAL EMPLOYMENT              3,129,000  3,059,000  3,135,000  3,203,400  3,359,700
GOODS PRODUCING OCCUPATIONS (MIN-       1,023,100    973,600    980,800    993,600  1,021,500
ING, CONSTRUCTION AND MANUFACTURING)
SERVICE OCCUPATIONS                     2,106,300  2,085,400  2,154,200  2,209,800  2,337,200
WHOLESALE/RETAIL OCCUPATIONS              732,500    704,100    715,100    723,200    749,000
GOVERNMENT EMPLOYEES                      496,400    496,700    513,400    515,400    554,600
MISCELLANEOUS SERVICES                    587,300    596,300    638,300    676,900    731,900
AGRICULTURAL EMPLOYMENT                    58,900     88,700    102,800     88,400     53,000


      The seasonally adjusted unemployment rate in January 1995 was estimated to be 3.8% of the labor force (down from 4.0% in January 1994), as compared with 5.7% nationwide (down from 6.7% in January 1994).

      As of 1993, the State was tenth in the nation in gross agricultural income of which nearly the entire amount (approximately $5.3 billion) was from commodities. According to the State Commissioner of Agriculture, in 1993, the State ranked first in the nation in the production of flue-cured tobacco, turkeys and sweet potatoes; second in the value of poultry and eggs, hog production, trout and the production of cucumbers for pickles; fourth in commercial broilers, blueberries and peanuts; sixth in burley tobacco and net farm income.

      The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.

      Tobacco production is the leading source of agricultural income in the State, accounting for 20% of gross agricultural income. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. Measures adverse to tobacco farming could have negative effects on farm income and the North Carolina economy generally. The poultry industry provides nearly 34% of gross agricultural income. The pork industry has been expanding and accounted for 17% of gross agricultural income in 1993.

      The number of farms has been decreasing; in 1994 there were approximately 58,000 farms in the State (down from approximately 72,000 in 1987, a decrease of about 19% in seven years). However, a strong agribusiness sector also supports farmers with inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

      The State Department of Commerce, Travel and Tourism Division reports that in 1993 more than $803 billion was spent on tourism in the State. The Department estimates that two-thirds of total expenditures came from out-of-state travelers, and that approximately 250,000 people were employed in tourism-related jobs.

      Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and Standard & Poor's rates such bonds as AAA. Standard & Poor's also reaffirmed its stable outlook for the State in January 1994.

      Standard & Poor's reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.

      The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

      The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of ratings agencies and news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

      At the time of the closing for each North Carolina Trust, Special Counsel to the fund for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that:

      Upon the establishing of the North Carolina Trust and the Units thereunder:

         (1) The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Unitholders.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond had been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must authorize their proportionate share of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

         (5) The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times required by the Department of Revenue a complete description of the North Carolina Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Trust.


      OHIO TRUSTS. As described above, the Ohio Trust will invest substantially all of its net assets in securities issued by or on behalf of (or in certificates of participation in lease purchase obligations of) the State of Ohio, political subdivisions of the State or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Trust is therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the complex factors that may have an effect. This information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements published in connection with their issuance of securities of certain Ohio issuers and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

      Generally, creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers as to which those factors apply. However, the information below is intended only as a general summary and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

      The timely payment of principal of and interest on Ohio Obligations has been guaranteed by the bond insurance purchased by the issuers, the Ohio or other parties. Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

      Ohio is the seventh most populous state; The 1990 Census count of 10,847,000 indicates a 0.5% population increase from 1980. The Census estimate for 1993 is 11.091.000.

      While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment is in agribusiness.

      In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (6.5% versus 6.8% in 1993). The unemployment rate and its effects vary among geographic areas of the State.

      There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

      The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

      Key biennium ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF", a cash and budgetary management fund). In the next two fiscal years, necessary corrective steps were taken to respond to lower receipts and higher expenditures in certain categories than earlier estimated. Those steps included selected reductions in appropriations spending and the transfer of $64 million from the BSF to the GRF. Reported June 30, 1991 ending fund balances were 35.3 million (GRF) and $300 million (BSF).

      To allow time to resolve certain budget differences for the latest complete biennium, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

      Based on updated results and forecasts in the course of FY 1992, both in light of the continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. GRF receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales, use and personal income taxes. Higher expenditure levels came in certain areas, particularly human services including Medicaid. The Governor ordered most State agencies to reduce GRF spending in the last six months of the FY 1992 by a total of approximately $184 million. As authorized by the General Assembly the $100.4 million BSF balance, and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments made in the timing of certain tax payments. Other administrative revenue and spending actions resolved the remaining imbalance.

      A significant GRF shortfall (approximately $520 million) was then projected for the next year, FY 1993. It was addressed by appropriate legislative and administrative actions. The Governor ordered, effective July 1, 1992, $300 million in selected GRF spending reductions. Subsequent executive and legislative action in December 1992 -- a combination of tax revisions and additional spending reductions -- resulted in a balance of GRF resources and expenditures in the 1992-93 biennium. The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF. (Based on June 30, 1994 balances, an additional $260 million has been deposited in the BSF, which has a current balance of $281 million.)

      No spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

      The GRF appropriations act for the current 1994-95 biennium was passed and signed by the Governor on July 1, 1993. It includes all necessary GRF appropriations for State debt services and lease rental payments then projected for the biennium.

      The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State Constitution provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

      By 13 constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt and the pledge to taxes or excises to its payment. At January 25, 1995, $794.4 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt then still authorized to be incurred are portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($38.9 million outstanding);
   (b) $360 million of obligations authorized for local infrastructure improvements, no more than $120 million may be issued in any calendar year ($728 million outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources which may be outstanding at any one time (no more than $50 million to be issued in any one year).

      The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.5 billion of which were outstanding or awaiting delivery at January 25, 1995.

      A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

      A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchases of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded especially from program revenues.)

      State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitution provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

      Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 46% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 107 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court recently concluded that aspects of the system (including basic operating assistance) are unconstitutional and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has appealed. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Borrowings under this program totalled $68.6 million for 44 districts (including $46.6 million for one district) in FY 1992, $94.5 million for 27 districts (including $75 million for one) in FY 1993, and $15.6 million for 28 districts in FY 1994.

      Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

      At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

      Commencing in 1985 Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein.

      At the time of the closing for each Ohio Trust, Special Counsel to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantially to the effect that:

         (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, the school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), or by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (5) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including Distributions of "capital gain dividends" as defined in Section 852
             (b) (3) (C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.


      PENNSYLVANIA TRUSTS. Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $38 billion in economic activity annually.

      Non-agricultural employment in the Commonwealth declined by 5.1 percent during the recessionary period from 1980 to 1983. In 1984, the declining trend was reversed as employment grew by 2.9 percent over 1983 levels. From 1983 to 1990, Commonwealth employment continued to grow each year, increasing an additional 14.3 percent. For the last three years, unemployment in the Commonwealth has declined 1.2 percent. The growth in employment experienced in Pennsylvania is comparable to the growth in employment in the Middle Atlantic Region which has occurred during this period.

      Back to back recessions in the early 1980s reduced the manufacturing sector's employment levels moderately during 1980 and 1981, sharply during 1982, and even further in 1983. Non-manufacturing employment has increased steadily since 1980 to its 1993 level of 81.6 percent of total Commonwealth employment. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 18.4 percent of 1993 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1993 the services sector accounted for 29.9 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

      From 1983 to 1989, Pennsylvania's annual average unemployment rate dropped from 11.8 percent to 4.5 percent, falling below the national rate in 1986 for the first time in over a decade. Pennsylvania's annual average unemployment rate remained below the national average from 1986 until 1990. Slower economic

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   growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. As of July 1994, the seasonally adjusted unemployment rate for the Commonwealth was 6.5 percent compared to 6.1 percent for the United States.

      The five year period from fiscal 1989 through fiscal 1993 was marked by public health and welfare costs growing at a rate double the growth rate for all the state expenditures. Rising caseloads, increased utilization of services and rising prices joined to produce the rapid rise of public health and welfare costs at a time when a national recession caused tax revenues to stagnate and even decline. During the period from fiscal 1989 through fiscal 1993, public health and welfare costs rose by an average annual rate of 10.9 percent while tax revenues were growing at an average annual rate of 5.5 percent. Consequently, spending on other budget programs was restrained to a growth rate below 5.0 percent and sources of revenues other than taxes became larger components of fund revenues. Among those sources are transfers from other funds and hospital and nursing home pooling of contributions to use as federal matching funds.

      Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal 1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues in fiscal 1993 contributed to the decline in tax revenues shown for fiscal 1993.

      It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

      Financial information for the General Fund is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures.
   The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

      Fiscal 1991 Financial Results. GAAP Basis: During fiscal 1991 the General Fund experienced an $861.2 million operating deficit resulting in a fund balance deficit of $980.9 million at June 30, 1991. The operating deficit was a consequence of the effect of a national recession that restrained budget revenues and pushed expenditures above budgeted levels. At June 30, 1991, a negative unreserved-undesignated balance of $1,146.2 million was reported. During fiscal 1991 the balance in the Tax Stabilization Reserve Fund was used to maintain vital state spending and only a minimal balance remains in that fund.

      Budgetary Basis: A deficit of $453.6 million was recorded by the General Fund at June 30, 1991. The deficit was a consequence of higher-than-budgeted expenditures and lower-than-estimated revenues during the fiscal year brought about by the national economic recession that began during the fiscal year. The budgetary basis deficit at June 30, 1991 was carried into the 1992 fiscal year and funded in the 1992 budget. A number of actions were taken throughout the fiscal year by the Commonwealth to mitigate the effects of the recession on budget revenues and expenditures. Actions taken, together with normal appropriation lapses, produced $871 million in expenditure reductions and increases in revenues and other transfers for the fiscal year. The most significant of these actions were a $214 million transfer from the Pennsylvania Industrial Development Authority, a $134 million transfer from the Tax Stabilization Reserve Fund, and a pooled financing program to match federal Medicaid funds replacing $145 million of state funds.

      Fiscal 1992 Financial Results. GAAP Basis: During fiscal 1992 the General Fund reported a $1.1 billion operating surplus. This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991 and by controlling expenditures through numerous cost reduction measures implemented throughout the fiscal year. As a result of the fiscal 1992 operating surplus, the fund balance has increased to $87.5 million and the unreserved-undesignated deficit has dropped to $138.6 million from its fiscal 1991 level of $1,146.2 million.

      Budgetary Basis: Eliminating the budget deficit carried into fiscal 1992 from fiscal 1991 and providing revenues for fiscal 1992 budgeted expenditures required tax revisions that are estimated to have increased receipts for the 1992 fiscal year by over $2.7 billion. Total revenues for the fiscal year were $14,516.8 million, a $2,654.5 million increase over cash revenues during fiscal 1991. Originally based on forecasts for an economic recovery, the budget revenue estimates were revised downward during the fiscal year to reflect continued recessionary economic activity. Largely due to the tax revisions enacted for the budget, corporate tax receipts totalled $3,761.2 million, up from $2,656.3 million in fiscal 1991, sales tax receipts increased by $302 million to $4,499.7 million, and personal income tax receipts totalled $4,807.4 million, an increase of $1,443.8 million over receipts in fiscal 1991.

      As a result of the lowered revenue estimate during the fiscal year, increased emphasis was placed on restraining expenditure growth and reducing expenditure levels. A number of cost reductions were implemented during the fiscal year and contributed to $296.8 million of appropriation lapses. These appropriation lapses were responsible for the $8.8 million surplus at fiscal year-end, after accounting for the required ten percent transfer of the surplus to the Tax Stabilization Reserve Fund.

      Spending increases in the fiscal 1992 budget were largely accounted for by increases for education, social services and corrections programs. Commonwealth funds for the support of public schools were increased by 9.8 percent to provide a $438 million increase to $4.9 billion for fiscal 1992. The fiscal 1992 budget provided additional funds for basic and special education and included provisions designed to help restrain the annual increase of special education costs, an area of recent rapid cost increases. Child welfare appropriations supporting county operated child welfare programs were increased $67 million, more than 31.5 percent over fiscal 1991. Other social service areas such as medical and cash assistance also received significant funding increases as costs rose quickly as a result of the economic recession and high inflation rates of medical care costs. The costs of corrections programs, reflecting the marked increase in the prisoner population, increased by 12 percent. Economic development efforts, largely funded from bond proceeds in fiscal 1991, were continued with General Fund appropriations for fiscal 1992.

      The budget included the use of several Medicaid pooled financing transactions. These pooling transactions replaced $135 million of Commonwealth funds, allowing total spending under the budget to increase by an equal amount.

      Fiscal 1993 Financial Results. GAAP Basis: The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totalled $698.9 and the unreserved/undesignated balance totalled $64.4 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance was recorded in the budgetary basis unappropriated surplus during the fiscal year.

      Budgetary Basis: The 1993 fiscal year closed with revenues higher than anticipated and expenditures about as projected, resulting in an ending unappropriated balance surplus (prior to the ten percent transfer to the Tax Stabilization Reserve Fund) of $242.3 million, slightly higher than estimated in May 1993. Cash revenues were $41.5 million above the budget estimate and totalled $14.633 billion represented less than a one percent increase over revenues for the 1992 fiscal year. A reduction in the personal income tax rate in July 1992 and the one-time receipt of revenues from retroactive corporate tax increases in fiscal 1992 were responsible, in part, for the low revenue growth in fiscal 1993.

      Appropriations less lapses totalled $13.870 billion representing a 1.1 percent increase over expenditures during fiscal 1992. The low growth in spending is a consequence of a low rate of revenue growth, significant one-time expenses during fiscal 1992, increased tax refund reserves to cushion against adverse decisions on pending litigations, and the receipt of federal funds for expenditures previously paid out of Commonwealth funds.

      By the statue, ten percent of the budgetary basis unappropriated surplus at the end of a fiscal year is to be transferred to the Tax Stabilization Reserve Fund. The transfer for the fiscal 1993 balance was $24.2 million. The remaining unappropriated surplus of $218.0 million was carried forward into the 1994 fiscal year.

      Fiscal 1994 Financial Results (Budgetary Basis). Commonwealth revenues during the fiscal year totalled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. Collections from the sales tax were $5.124 billion, a 6.1 percent increase from the prior fiscal year and $81.3 million above estimate. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely substantially below the $530 million amount provided in fiscal 1993. The higher fiscal 1993 amount and the reduced fiscal 1994 amount occurred because reserves of approximately $160 million were added to fiscal 1993 tax refunds to cover potential payments if the Commonwealth lost litigation known as Philadelphia Suburban Corp. v. Commonwealth. Those reserves were carried into fiscal 1994 until the litigation was decided in the Commonwealth's favor in December 1993 and $147.3 million of reserves for tax refunds were released.

      Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totalled $14,934.4 million representing a
   7.2 percent increase over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.

      The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. By state statute, ten percent ($33.6 million) of that surplus will be transferred to the Tax Stabilization Reserve Fund and the remaining balance will be carried over into the fiscal 1995 fiscal year.

      Fiscal 1995 Budget. The fiscal 1995 budget was approved by the Governor on June 16, 1994 and provided for $15,652.9 million of appropriations from the Commonwealth funds, an increase of 3.9 percent over appropriations, including supplemental appropriations, for fiscal 1994. Medical assistance expenditures represent the largest single increase in the budget ($221 million) representing a nine percent increase over the prior fiscal year.
   The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.

      The budget also includes tax reductions totalling an $166.4 million. Low income working families will benefit from an increase of the dependent exemption to $3,000 from $1,500 for the first dependent and from $1000 for all additional dependents. A reduction to the corporate net income tax rate from 12.25 percent to be phased in over a period of four years was enacted.
   A net operating loss provision has been added to the corporate net income tax and will be phased in over three years with a $500,000 per firm annual cap on losses used to offset profits. Several other tax changes to the sales tax, the inheritance tax and the capital stock and franchise tax were also enacted.

      The fiscal 1995 budget projects a $4 million fiscal year-end unappropriated surplus. No assumption as to appropriation lapses in fiscal 1995 has been made.

      All outstanding general obligation bonds of the Commonwealth are rated AA-by S&P and A1 by Moody.

      Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

      The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first-class county for the purpose of administering various governmental programs.

      For the fiscal year ending June 30, 1991, Philadelphia experienced a cumulative General Fund balance deficit of $153.5 million. The audit findings for the fiscal year ending June 30, 1992, place the Cumulative General fund balance deficit at $224.9.

      Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Counsel on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 6, 1992. Full implementation of the five year plan was delayed due to labor negotiations that were not completed until October 1992, three months after the expiration of the old labor contracts. The terms of the new labor contracts are estimated to cost approximately $144.0 million more than what was budgeted in the original five year plan. An amended five year plan was approved by PICA in May 1993. The audit findings show a surplus of approximately $3 million for the fiscal year ending June 30, 1993. The fiscal 1994 budget projects no deficit and a balanced budget for the year ending June 30, 1994. The Mayor's latest update of the five year financial plan was approved by PICA on May 2, 1994.

      In June 1992, PICA issued $474,555,000 of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia and to liquidate the cumulative General Fund balance deficit. PICA issued $643,430,000 in July 1993 and $178,675,000 in August 1993 of Special Tax Revenue Bonds to refund certain general obligation bonds of the city and to fund additional capital projects.

      As of the date hereof, the ratings on the City's long-term obligations supported by payments from the City's General Fund are rated Ba by Moody's and BB by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

      The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds in the Pennsylvania Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Pennsylvania Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Pennsylvania Trust, Special Counsel to each Pennsylvania Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:

         (1) Units evidencing fractional undivided interest in a Pennsylvania Trust, which are represented by obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision are not taxable under any of the personal property taxes presently in effect in Pennsylvania;

         (2) distributions of interest income to Unitholders that would not be taxable if received directly by a Pennsylvania resident are not subject to personal income tax under the Pennsylvania Tax Reform

             Code of 1971; nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals;

         (3) a Unitholder may have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph upon the redemption or sale of his Units; Units will be taxable under the Pennsylvania inheritance and estate taxes;

         (4) a Unitholder which is a corporation may have a taxable event under the Pennsylvania Corporate Net Income Tax when it redeems or sells its Units. Interest income distributed to Unitholders which are corporations is not subject to Pennsylvania Corporate Net Income Tax or Mutual Thrift Institutions Tax. However, banks, title insurance companies and trust companies may be required to take the value of the Units into account in determining the taxable value of their shares subject to the Shares Tax;


         (5) under Act No. 68 of December 3, 1993, gains derived by the Fund from the sale, exchange or other disposition of Bonds may be subject to Pennsylvania personal or corporate income taxes. Those gains which are distributed by the Fund to Unitholders who are individuals may be subject to Pennsylvania Personal Income Tax.
             For Unitholders which are corporations, the disputed gains may be subject to Corporate Net Income Tax or Mutual Thrift Institutions Tax. Gains which are not distributed by the Fund may nevertheless be taxable to Unitholders if derived by the Fund from the sale, exchange or other disposition of Bonds issued on or after February 1, 1994. Gains which are not distributed by the Fund will remain nontaxable to Unitholders if derived by the Fund from the sale, exchange or other disposition of Bond issued prior to February 1, 1994;

         (6) any proceeds paid under insurance policies issued to the Trustee or obtained by issuers of the Bonds with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Pennsylvania gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations; and;

         (7) the Fund is not taxable as a corporation under Pennsylvania tax laws applicable to corporations.

      On December 3, 1993, changes to Pennsylvania laws affecting taxation of income and gains from the sale of Commonwealth of Pennsylvania and local obligations were enacted. Among these changes was the repeal of the exemption from tax of gains realized upon the sale or other disposition of such obligations. The Pennsylvania Department of Revenue has issued proposed regulations concerning these changes. The opinions expressed above are based on our analysis of the law and proposed regulations but are subject to modification upon review of final regulations or other guidance that may be issued by the Department of Revenue or future court decisions.


      In rendering its opinion, Special Counsel has not, for timing reasons, made an independent review of proceedings related to the issuance of the Bonds. It has relied on the Sponsor for assurance that the Bonds have been issued by the Commonwealth of Pennsylvania or by or on behalf of municipalities or other governmental agencies within the Commonwealth.


      TEXAS TRUSTS. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the collapse of oil and gas prices in 1986 and a resulting enactment by recent legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base for certain taxes, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts became the State's number one source of income in fiscal 1993. Sales tax, which had been the main source of revenue for the previous 12 years, dropped to second, accounting for 27% of total revenues in fiscal 1993. Interest and investment income is now the third largest revenue source contributing 6.4% of total revenues in fiscal 1993. The motor fuels tax is now the State's fourth largest revenue source and the second largest tax, accounting for approximately 6.2% of total revenue in fiscal year 1993. Licenses, fees and permits, the State's fifth largest revenue source, accounted for 6.3% of the total revenue in fiscal year 1993. The remainder of the State's revenues are derived primarily from other excess taxes. The State currently has no personal or corporate income tax. The State does, however, impose a corporate franchise tax based in certain circumstances in part on a corporation's profits.

      Heavy reliance on the energy and agricultural sectors for jobs and income resulted in a general downturn in the Texas economy beginning in 1982 as those industries suffered significantly. The effects of this downturn continue to adversely affect the State's real estate industry and its financial institutions for several years. As a result of these problems, the general revenue fund had a $231 million cash deficit at the beginning of the 1987 fiscal year and ended the 1987 fiscal year with a $745 million cash deficit. In 1987, the Texas economy began to move toward a period of recovery. The expansion continued in 1988 and 1989. In fiscal year 1993, the State ended the year with a general revenue fund cash surplus of $1,163 million. This was the sixth consecutive year that Texas ended a fiscal with a positive balance.

      The 73rd Legislature meeting in 1993 passed the 1994-1995 biennial all funds budget of $71.2 billion without increasing state taxes. This was accomplished by cutting spending in certain areas and increasing federal funding. The state Comptroller has estimated that total state revenues from all sources would total $65.3 billion for the 1994-1995 biennium.

      The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes and limits the rate of such taxes for other purposes to $.35 per $100 of valuation. The Constitution also permits counties to levy, in addition to all other ad valorem taxes permitted by the Constitution, ad valorem taxes on property within the county for flood control and road purposes in an amount not to exceed $.30 per $100 of valuation. The Constitution prohibits counties, cities and towns from levying a tax rate exceeding $.80 per $100 of valuation for general fund and other specified purposes.

      With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). In excess of $8.49 billion of general obligation bonds have been authorized in Texas and almost $4.18 billion of such bonds are currently outstanding. Of these, approximately 76% were issued by the Veterans' Land Board and the Texas Public Finance Authority.

      Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments, and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.

      Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in the Texas Trust is limited to 15%.

      From the time Standard & Poor's Corporation began rating Texas general obligation bonds in 1956 until early 1986, that firm gave such bonds its
   highest rating, "AAA."   In April 1986, in response to the State economic
   problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to "AA+." Such rating was further downgraded in July 1987 to "AA." Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from "Aa" to "Aaa", its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to "Aa" in March 1987. No prediction can be made concerning future changes in ratings by national rating agencies of Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

      The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's Corporation and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

      On April 15, 1991, the Governor signed into law Senate Bill 351, the School Finance Reform Bill. This bill sets a minimum local property tax rate which guarantees the local school districts a basic state allotment of a specified amount per pupil. The funding mechanism is based on tax base consolidation and creates 188 new taxing units, drawn largely along county lines. Within each taxing unit, school districts will share the revenue raised by the minimum local property tax. Local school districts are allowed to "enrich" programs and provide for facilities construction by levying an additional tax. In January 1992 the Texas Supreme Court declared the School Finance Reform Bill unconstitutional because the community education districts are in essence a state property tax. The legislature was given until September 1, 1993 to pass a new school finance reform bill. The Supreme Court said that, in the meantime, the county education districts could continue to levy and collect property taxes. Several taxpayers have filed suit challenging the right of such districts to collect a tax that has been declared unconstitutional by the Supreme Court. In March 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May 1993, the legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. Although a number of both poor and wealthy school districts have challenged the new funding law, the trial judge has stated that the new law shall be implemented for at least the 1993-1994 school year before considering any constitutional challenges.

      The Comptroller has estimated that total revenues for fiscal 1994 will be $33.59 billion, compared to actual revenues of $33.79 billion for fiscal 1993. The revenue estimate for fiscal 1994 is based on an assumption that the Texas economy will show a gradual but steady growth.

      A wide variety of Texas laws, rules and regulations affect, directly, or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in the Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in the Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in the Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in the Texas Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in the Texas Trust and, therefore, on the Units.

      The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds in the Texas Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Texas Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bond, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trust to pay interest on or principal of the Bonds.

      For a discussion of the Federal tax status of income earned on Texas Trust Units, see "Other Matters--Federal Tax Status."

      At the time of closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas law substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State.

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus", which is, generally, its net corporate income plus officers and directors income).

      The opinion set forth in clause (2) above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or (iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

      Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.


   PUBLIC OFFERING OF UNITS

      PUBLIC OFFERING PRICE. Units of each State Trust are offered at the Public Offering Price thereof. The Public Offering Price per Unit is equal to the aggregate bid side evaluation of the Municipal Bonds in the State Trust's portfolio (as determined pursuant to the terms of a contract with the Evaluator, by Muller Data

   Corporation, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the State Trust, plus accrued interest to the settlement date (which in the case of Kemper Defined Funds consists of Purchased Interest and Daily Accrued Interest) divided by the number of outstanding Units of the State Trust, plus the sales charge applicable to a Unit of such State Trust. Investors who purchase Units through brokers or dealers pursuant to a current management agreement which by contract or operation of law does not allow such broker or dealer to earn an additional commission (other than any fee or commission paid for maintenance of such investor's account under the management agreement) on such transactions may purchase such Units at the current Public Offering Price net of the applicable broker or dealer concession. See "Public Distribution of Units" below. The sales charge is based upon the dollar weighted average maturity of the State Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or
   (b) such Municipal Bonds are subject to a "mandatory tender", in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the State Trust based upon the dollar weighted average maturity of such State Trust's portfolio, in accordance with the following schedule:


                                             PERCENT OF        PERCENT OF NET
     DOLLAR WEIGHTED AVERAGE               PUBLIC OFFERING         AMOUNT
     YEARS TO MATURITY                          PRICE             INVESTED
     -----------------                     ---------------      -------------
0 to .99 years......................           0.00%                0.000%
1 to 3.99 years.....................           2.00                 2.041
4 to 7.99 years.....................           3.50                 3.627
8 to 14.99 years....................           4.50                 4.712
15 or more years....................           5.50                 5.820

 The sales charge per Unit will be reduced as set forth below:


                                      DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*
                                       4 TO 7.99      8 TO 14.99   15 OR MORE
                                       --------------------------------------
AMOUNT OF INVESTMENT                  SALES CHARGE (% OF PUBLIC OFFERING PRICE)
--------------------                  -----------------------------------------
$1 to $99,999......................       3.50%          4.50%         5.50%
$100,000 to $499,999...............       3.25           4.25          5.00
$500,000 to $999,999...............       3.00           4.00          4.50
$1,000,000 or more.................       2.75           3.75          4.00

   ----------
   * If the dollar weighted average maturity of a State Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1,000 to $249,999 and $250,000 or more, respectively.

      The reduced sales charges as shown on the preceding charts will apply to all purchases of Units on any one day by the same person from the same Underwriter or dealer and for this purpose, purchases of Units of a State Trust will be aggregated with concurrent purchases of Units as any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

      The Sponsor intends to permit officers, directors and employees of the Sponsor and Evaluator, and at the discretion of the Sponsor, registered representatives of selling firms to purchase Units of the Trust without a sales charge, although a transaction processing fee may be imposed on such trades.

      The Public Offering Price per Unit of a State Trust on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds and the amount of accrued interest on the Units. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bonds, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by a State Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds is reflected and included in the market value of such Municipal Bonds.

      In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if a State Trust were to hold a municipality's Municipal Bonds which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption" below.

      The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period.

      The interest on the Municipal Bonds in each State Trust, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a State Trust change or as the number of outstanding Units of such State Trust changes.

      Payment for Units must be made on or before the third business day following the order for purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following a written request therefor, or shortly thereafter. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

      The following section entitled "Accrued Interest" applies only to series of Kemper Tax-Exempt Insured Income Trust, Multi-State Series and Ohio Tax-Exempt Bond Trust Series 11-22.

      ACCRUED INTEREST. Accrued interest consist of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the State Trusts is actually paid either monthly or semi-annually to the State Trust. However, interest on the bonds in the State Trusts is accounted for daily on an accrual basis. Because of this, a State Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

      The Trustee advanced the amount of accrued interest as of the First Settlement Date (which is five business days following the Date of Deposit of the applicable State Trust) and the same was distributed to the Sponsor.
   Such advance was repaid to the Trustee through the first receipts of interest received on the Municipal Bonds.

   Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of a State Trust, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date was the date of settlement for anyone who ordered Units on the Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Date of Deposit.

      The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a State Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

      Accrued interest is computed as of the initial Record Date of the State Trusts. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a State Trust are sold or otherwise removed or if a State Trust is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in such State Trust.

      The following section entitled "Purchased and Daily Accrued Interest" applies only to series of Kemper Defined Funds.

      PURCHASED AND DAILY ACCRUED INTEREST. In the case of a State Trust in any series of Kemper Defined Funds, accrued interest consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in a State Trust is paid semi-annually to the State Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date (which is five business days following the Date of Deposit of the applicable State Trust) of the State Trust is referred to herein as "Purchased Interest." Included in the Public Offering Price of the State Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may have advanced a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. The second element of accrued interest arises because the estimated net interest on the Units in the State Trust is accounted for daily on an accrual basis (herein referred to as "Daily Accrued Interest"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units in any series of Kemper Defined Funds will include the proportionate share of Daily Accrued Interest to the date of settlement.

      If a Unitholder in any series of Kemper Defined Funds sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the State Trust is liquidated, he will receive at that time his proportionate share of the Purchased Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the State Trust.

      PUBLIC DISTRIBUTION OF UNITS. The Sponsor has qualified Units of each State Trust for sale in the State for which such State Trust is named. Units will be sold through the Underwriters, through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amounts shown in the table below. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust

   Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to State law.


                                DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*
                                 4 TO 7.99    8 TO 14.99    15 OR MORE
                               -------------------------------------------
                                               DISCOUNT PER UNIT
AMOUNT OF INVESTMENT                     (% OF PUBLIC OFFERING PRICE)
---------------------                  -------------------------------

   $1 to $99,999..........          2.00%         3.00%        4.00%
--------------------------          ----          ----         ----
   $100,000 to $499,999...          1.75          2.75         3.50
   $500,000 to $999,999...          1.50          2.50         3.00
   $1,000,000 or more.....          1.25          2.25         2.50
                                    ----          ----         ----

   ----------
   * If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

      In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount allowed to firms and the sales charge will be retained by the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

      PROFITS OF SPONSOR. The Sponsor will retain a portion of the sales charge on each Unit sold representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units.
   The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the State Trusts, since the value of its inventory of Units may increase or decrease.


    MARKET FOR UNITS

      While not obligated to do so, the Sponsor intends to, subject to change at any time, maintain a market for Units of the State Trusts offered hereby and to offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such State Trusts, together with accrued interest to the expected date of settlement (which, in the case of Kemper Defined Funds, consists of Purchased Interest and Daily Accrued Interest). Accordingly, Unitholders who wish to dispose of their Units should inquire of their broker or bank as to current market prices of the Units in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount there of prior to making a tender for redemption to the Trustee.

      The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective Prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchase of Units of any State Trust if the supply of Units exceeds demand, or for other business reasons.


    REDEMPTION

      A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, Investors Fiduciary Trust Company, P.O. Box 419430, Kansas City, Missouri 64173-0216 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in a form satisfactory to the Trustee. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporation, executors, administrators,
   trustees, guardians or associations.   The signatures must be guaranteed by a
   participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing the Units has been received by the purchaser.

      Redemption shall be made by the Trustee on the third business calendar day following the day on which a tender for redemption is received (the "Redemption Date"), by payment of cash equivalent to the Redemption Price for such State Trust, determined as set forth below under "Computation of Redemption Price," as of the Evaluation Time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the State Trust's portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in the State Trust will be extinguished.

      Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnishing the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

      Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such State Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for such State Trust. The Trustee is empowered to sell Municipal Bonds from the portfolio of a State Trust in order to make funds available for the redemption of Units of such State Trust. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of such State Trust will be reduced.

      The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

      The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

      COMPUTATION OF REDEMPTION PRICE. The Redemption Price for Units of each State Trust is computed by the Evaluator as of the Evaluation Time stated under "Essential Information" on Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

           A. adding (1) the principal cash on hand held or owed by the State Trust; (2) the aggregate value of the Municipal Bonds held in the State Trust, as determined by the Evaluator on the basis of bid prices therefor; (3) interest accrued and unpaid on the Municipal Bonds in the State Trust as of the date of computation; and

           B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the State Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of the State Trust including, but not limited to, unpaid fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the State Trust; and

           C. finally, dividing the results of such computation by the number of Units of the State Trust outstanding as of the date thereof.


   UNITHOLDERS

      OWNERSHIP OF UNITS. Ownership of Units of any State Trust will not be evidenced by a certificate unless a Unitholder or the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Underwriter and broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

      Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee.

      Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a fee for each certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to not more than 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

      DISTRIBUTIONS TO UNITHOLDERS. Interest Distributions: Interest received by each State Trust, including any portion of the proceeds (including insurance proceeds) from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such State Trust. All other receipts are credited by the Trustee to a separate Principal Account for the State Trust. The Trustee normally has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the State Trust. Since municipal interest usually is paid semi-annually, during the initial months of the Trust, the Interest Account of each State Trust, consisting of accrued but uncollected interest and collected interest
   (cash), will be predominantly the uncollected accrued interest that is not available for distribution. On the dates set forth under "Essential Information" for each State Trust in Part Two the Trustee will commence distributions, in part from funds advanced by the Trustee.

      Thereafter, assuming the State Trust retains its original size and composition, after deduction of the fees and expenses of the Trustee, the Sponsor and Evaluator and reimbursements (without interest) to the Trustee for any amount advanced to a State Trust, the Trustee will normally distribute on each Interest Distribution Date (the fifteenth of the month) or shortly thereafter to Unitholders of record of such State Trust on the preceding Record Date. Unitholders of the State Trusts will receive an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in series of Kemper Defined Funds in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the Interest Account of such State Trust. However, interest earned at any point in time will be greater than the amount actually received by the Trustee and distributed to the Unitholders. Therefore, there will always remain an item of accrued interest that is added to the daily value of the Units. If Unitholders of a State Trust sell or redeem all or a portion of their Units, they will be paid their proportionate share of the accrued interest of such State Trust to, but not including, the fifth business day after the date of a sale or to the date of tender in the case of a redemption.

      In order to equalize distributions and keep the undistributed interest income of the Trusts at a low level, all Unitholders of record in such State Trust on the first Record Date received and interest distribution on the first Interest Distribution Date. Because the period of time between the first Interest Distribution Date and the regular distribution dates may not have been a full period, the first regular distributions may have been partial distributions.

      Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date
   following their purchase of Units.   Since interest on Municipal Bonds in the
   State Trusts is payable at varying intervals, usually in semi-annual installments, and distributions of income are made to Unitholders at different intervals from receipt of interest, the interest accruing to a State Trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each Distribution Date the amount of interest actually deposited in the Interest Account of a State Trust and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from variances, the Trustee is authorized by the Trust Agreements to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account for such State Trust.

      Unitholders of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 11-22 who desire to receive distributions on a quarterly or semi-annual basis may elect to do so, however, only monthly distributions are available for series of Kemper Defined Funds. Record Dates for monthly distributions will be the first day of each month; Record Dates for quarterly distributions will be the first day of January, April, July and October; and Record Dates for semi-annual distributions will be the first day of January and July. The distribution option selected by a Unitholder of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 1-10 will remain in effect until changed by written notice to the Trustee.

      Unitholders of any series of Kemper Tax-Exempt Insured Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 11-22 purchasing Units of the State Trusts in the secondary market will initially receive distributions in accordance with the election of the prior owner.
   Unitholders of such Trusts desiring to change their distribution option may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 or July 1 of a year, the change will become effective for distributions commencing with February 15 or August 15, respectively, of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option.

      Principal Distributions. The Trustee will distribute on each semi-annual Distribution Date (or, in the case of Kemper Defined Funds, on each Distribution Date) or shortly thereafter, to each Unitholder of record of the State Trust of the preceding Record Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such State Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of Kemper Defined Funds, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

      STATEMENTS TO UNITHOLDERS. With each distribution, the Trustee will furnish each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

      The accounts of each State Trust are required to be audited annually by independent certified public accountants designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such State Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such State Trust upon written request.

      Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a State Trust a statement covering the calendar year, setting forth:

         A.  As to the Interest Account:

           1. The amount of interest received on the Municipal Bonds in such State Trust, and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;

           2. The amount paid from the Interest Account of such State Trust representing accrued interest of any Units redeemed;

           3. The deductions from the Interest Account of such State Trust for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

           4. Any amounts credited by the Trustee to a Reserve Account for such State Trust described under "Expenses of the Trust"; and

           5. The net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year.

         B.  As to the Principal Account:

           1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such State Trust and the net proceeds received therefrom excluding any portion credited to the Interest Account;

           2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed;

           3. The deductions from the Principal Account of such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

           4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and

           5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.

         C.  The following information:

           1. A list of the Municipal Bonds in such State Trust as of the last business day of such calendar year;

           2. The number of Units of such State Trust outstanding on the last business day of such calendar year;

           3. The Redemption Price of such State Trust based on the last Trust Fund Evaluation made during such calendar year; and

           4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such State Trust separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such State Trust outstanding on the Record Date for each such distribution.

      RIGHTS OF UNITHOLDERS. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a State Trust shall have the right to control the operation and management of the Trust or such State Trust in any manner, except to vote with respect to amendment of the Agreement or termination of the Trust or such State Trust. The death or incapacity of any Unitholder will not operate to terminate the Trust or any State Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of the Trust or any State Trust.


    INVESTMENT SUPERVISION

      The Sponsor may not alter the portfolio of the State Trusts by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the State Trusts will remain unchanged under normal circumstances.

      The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a State Trust would be detrimental to the interest of its Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such Trust Fund for distribution to its Unitholders.

      The Trustee is permitted to utilize the option to obtain Permanent Insurance only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.

      The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

      The Trustee may sell Municipal Bonds, designated by the Sponsor, from a State Trust for the purpose of redeeming Units of such State Trust tendered for redemption and the payment of expenses. To the extent that Municipal Bonds are sold which are current in payment of principal and interest by one of the Insured Trust Funds in order to meet redemption requests and defaulted Municipal Bonds are retained in the portfolio of an Insured Trust Fund in order to preserve the related insurance protection applicable to said Municipal Bonds, the overall quality of the Municipal Bonds remaining in such Insured Trust Fund's portfolio will tend to diminish. Because of such restrictions on the Trustee, under certain circumstances the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Redemption."


   ADMINISTRATION OF THE TRUST

      THE TRUSTEE. The Trustee, Investors Fiduciary Trust Company, is a trust company specializing in investment related services, organized and existing under the laws of Missouri, having its trust office at 127 West 10th Street, Kansas City, Missouri 64105. The Trustee is subject to supervision and examination by the Division of Finance of the State of Missouri and the Federal Deposit Insurance Corporation. Investors Fiduciary Trust Company is owned by State Street Boston Corporation.

      The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Trust Fund. For information relating to the responsibilities of the Trustee under the Agreements, reference is made to the material set forth under "Unitholders."

      In accordance with the Agreements, the Trustee shall keep proper books of record and account of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of each Trust Fund. Such books and records shall be open to inspection by any Unitholder of such Trust Fund at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable State or Federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Agreement on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the Municipal Bonds held in the State Trust. Pursuant to the Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolios.

      Under the Agreement, the Trustee or any successor trustee may resign and be discharged of the trust created by the Agreement by executing an instrument in writing and filing the same with the Sponsor.

      The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee with or without cause and appoint a successor trustee as provided in the Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

      The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers. The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

      THE EVALUATOR. Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., the Sponsor, also serves as Evaluator. The Evaluator may resign or be removed by the Trustee, which is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If, upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time, pursuant to a contract with the Evaluator, Muller Data Corporation, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities, provides portfolio evaluations of the Municipal Bonds in the State Trusts which are then reviewed by the Evaluator. In the event the Sponsor is unable to obtain current evaluations from Muller Data Corporation, it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.

      AMENDMENT AND TERMINATION. The Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Agreement with respect to any State Trust may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the written consent of the holders of Units representing 66-2/3% of the Units then outstanding of such State Trust, provided that no such amendment or waiver will reduce the interest in the State Trust of any Unitholder thereof without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders of such State Trust. In no event shall the Agreement be amended to increase the number of Units of a State Trust issuable thereunder or to permit, except in accordance with the provisions of the Agreement, the acquisition of any Municipal Bonds in addition to or in substitution for those in a State Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

      The Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Municipal Bonds held in such State Trust. If the value of the State Trust shall be less than the applicable minimum value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate the State Trust. A State Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units thereof then outstanding. Notwithstanding the foregoing, in no event shall any State Trust continue beyond the mandatory termination date shown in Part Two under "Essential Information." In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Unitholders of such State Trust. Within a reasonable period after termination, the Trust will sell any Municipal Bonds remaining in the State Trust and, after paying all expenses and charges incurred by the State Trust, will distribute to Unitholders thereof (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such State Trust.

      LIMITATIONS ON LIABILITY. The Sponsor: The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.

      The Trustee: The Agreement provides that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or Certificates except by reason of its own gross negligence, bad faith or willful misconduct, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal Bonds or upon the interest thereon. In addition, the Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, whose duties are ministerial, did not participate in the selection of Municipal Bonds for the State Trusts.

      The Evaluator: The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of good faith or willful misconduct.


    EXPENSES OF THE TRUST

      Except with respect to those series indicated in the next sentence, the Sponsor will not charge the Trust an advisory fee and will receive no fee from the Trust for services performed as Sponsor. The Sponsor will charge Kemper Tax-Exempt Income Trust, Multi-State Series 45 and subsequent series an annual surveillance fee for services performed for such Trust Funds in an amount not to exceed the amount shown under "Essential Information" in Part Two, but in no event will such compensation when combined with all compensation received from other unit investment trusts for which the Sponsor acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of such State Trust Fund outstanding as of the January Record Date for any annual period. The Sponsor and other Underwriters paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Prospectus, Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, payment of closing fees, expenses of the Trustee, initial evaluation fees during the initial public offering and other out-of-pocket expenses.

      The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two per $1,000 principal amount of Municipal Bonds in each State Trust, based on the largest aggregate principal amount of Municipal Bonds in the State Trust at any time during the monthly, quarterly or semi-annual period, as appropriate. In no event shall the Trustee receive less than $2000 annual compensation in any single year for any Trust. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the State Trusts. See "Unitholders - Distributions to Unitholders."

      For evaluation of Municipal Bonds in the State Trusts, the Evaluator receives a fee, calculated on an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such State Trust at any time during such monthly period.

      The Trustee's, Sponsor's (if any) and Evaluator's fees for the State Trusts are payable monthly on or before each Distribution Date by deductions from the Interest Accounts thereof to the extent funds are available and then from the Principal Accounts. Such fees may be increased without approval of the Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

      The following additional charges are or may be incurred by a State Trust:
   (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such State Trust, or the rights and interest of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the

   Trust or such State Trust without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting as Sponsor of the State Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the State Trust. The fees and expenses set forth herein are payable out of the appropriate State Trust and, when owed to the Trustee, are secured by a lien on such State Trust.

      Fees and expenses of a State Trust shall be deducted from the Interest Account thereof, or, to the extent funds are not available in such Account, from the Principal Account. The Trustee may withdraw from the Principal Account or the Interest Account of any State Trust such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the State Trust. Amounts so withdrawn shall be credited to a separate account maintained for the State Trust known as the Reserve Account and shall not be considered a part of the State Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.


   THE SPONSOR

      The Sponsor, Kemper Unit Investment Trusts, with an office at 77 W. Wacker Drive, 29th Floor, Chicago, Illinois 60601, (800) 621-5024, is a service of Kemper Securities, Inc., which is a wholly owned subsidiary of Kemper Financial Companies, Inc., a financial services holding company which, in turn, is a wholly owned subsidiary of Kemper Corporation. The Sponsor acts as underwriter of a number of other Kemper unit investment trusts and will act as underwriter of any other unit investment trust products created by the Sponsor in the future. As of December 31, 1994, the total stockholders' equity of Kemper Securities, Inc. was approximately $252,676,937 (unaudited).

      If at any time the Sponsor shall fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Agreement and liquidate the Trust or any State Trust as provided therein or (c) continue to act as Trustee without terminating the Agreement.

      The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to this Trust or any State Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the State Trusts. More comprehensive financial information can be obtained upon request from the Sponsor.


    LEGAL OPINIONS

      The legality of the Units offered hereby and certain matters relating to federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.


   AUDITORS

      The statement of net assets, including the Schedule of Investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    DESCRIPTION OF SECURITIES RATINGS/2/

      STANDARD & POOR'S. - A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

      A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

            I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

           II.  Nature of and provisions of the obligation; and

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   ----------
   /2/ As published by the rating companies.

      MOODY'S INVESTORS SERVICE, INC. - A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

      Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

      Aa - Bonds which are rated Aa are judged to be the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

      A1 - Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

      Baa - Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, expect in instances of oversupply.

      Conditional Ratings: Bonds rated "Con(-)" are ones for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
   (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical ratings denote probable credit stature upon completion of construction or elimination of basis of condition.

   NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                Ohio Tax-Exempt Bond Trust

                                       First Series











                                         Part Two

                                 Dated December 29, 1995









THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed unless Accompanied by Part One.

                                Ohio Tax-Exempt Bond Trust
                                       First Series
                                  Essential Information
                                 As of November 15, 1995
                  Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                       Trustee:  Investors Fiduciary Trust Company
                        Managing Underwriters:  McDonald & Company
                           Securities, Inc., Seasongood & Mayer

General Information
Principal Amount of Municipal Bonds                               $7,120,000
Number of Units                                                       22,832
Fractional Undivided Interest in the Trust per Unit                 1/22,832
Principal Amount of Municipal Bonds per Unit                         $311.84
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio         $7,826,479
  Aggregate Bid Price of Municipal Bonds per Unit                    $342.79
  Cash per Unit (1)                                                    $1.60
  Sales Charge 4.712% (4.5% of Public Offering Price)                 $16.23
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)                                                    $360.62
Redemption Price per Unit (exclusive of accrued interest)            $344.39
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                      $16.23
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                               $5,400,000

Date of Trust                                                  July 13, 1983
Mandatory Termination Date                                   January 1, 2033

Annual Evaluation Fee: $.16 per $1,000 principal amount of Municipal Bonds. Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by Investors Fiduciary Trust Company of Units tendered for redemption.

[FN]
1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On November 15, 1995, there was added to the Public Offering Price of $360.62, accrued interest to the settlement date of November 20, 1995 of $4.19, $6.11 and $11.88 for a total price of $364.81, $366.73 and $372.50 for the monthly, quarterly and semiannual distribution options, respectively.

                                Ohio Tax-Exempt Bond Trust
                                       First Series
                            Essential Information (continued)
                                 As of November 15, 1995
                 Sponsor and Evaluator:  EVEREN Unit Investment Trusts(4)
                       Trustee:  Investors Fiduciary Trust Company
                        Managing Underwriters:  McDonald & Company
                           Securities, Inc., Seasongood & Mayer

Special Information Based on Various Distribution Options

                                             Monthly   Quarterly  Semiannual
                                            --------    --------    --------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
    Estimated Annual Interest Income        $23.3814    $23.3814    $23.3814
    Less:  Estimated Annual Expense            .9784       .6659       .4927
                                            --------    --------    --------
    Estimated Net Annual Interest Income    $22.4030    $22.7155    $22.8887
                                            ========    ========    ========
Calculation of Interest Distribution
  per Unit:
    Estimated Net Annual Interest Income    $22.4030    $22.7155    $22.8887
    Divided by 12, 4 and 2, respectively     $1.8669     $5.6789    $11.4444
Estimated Daily Rate of Net Interest
  Accrual per Unit                            $.0622      $.0631      $.0636
Estimated Current Return Based on Public
  Offering Price (3)                           6.21%       6.30%       6.35%
Estimated Long-Term Return (3)                 5.87%       5.95%       6.00%

Trustee's Annual Fees and Expenses (including Evaluator's Fee): $.9784, $.6659 and $.4927 ($.4465, $.2251 and $.1730 of which represent expenses) per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

Distribution Dates: Fifteenth day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

[FN]
3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

4. See Note 6 to the accompanying financial statements of the Trust regarding a change in ownership of Kemper Unit Investment Trusts and Kemper Securities, Inc.

                              Report of Independent Auditors


Unitholders
Ohio Tax-Exempt Bond Trust
First Series

We have audited the accompanying statement of assets and liabilities of Ohio Tax-Exempt Bond Trust First Series, including the schedule of investments, as of August 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1995, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio Tax-Exempt Bond Trust First Series at August 31, 1995, and the results of its operations and the changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.




                                                             Ernst & Young LLP

Kansas City, Missouri
December 14, 1995

                                Ohio Tax-Exempt Bond Trust

                                       First Series

                           Statement of Assets and Liabilities

                                     August 31, 1995


Assets
Municipal Bonds, at value (cost $5,816,258)                         $7,860,414
Interest receivable                                                    205,512
                                                                    ----------
                                                                     8,065,926

Liabilities and net assets
Cash overdraft                                                          63,227

Net assets, applicable to 23,040 Units outstanding:
  Cost of Trust assets, exclusive of interest         $5,816,258
  Unrealized appreciation                              2,044,156
  Distributable funds                                    142,285
                                                      ----------    ----------
Net assets                                                          $8,002,699
                                                                    ==========

[FN]

See accompanying notes to financial statements.

                                Ohio Tax-Exempt Bond Trust

                                       First Series

                                 Statements of Operations


                                                    Year ended August 31
                                                1995        1994        1993
                                            --------   ---------  ----------
Investment income - interest                $557,824    $674,250  $1,260,443
Expenses:
  Trustee's fees and related expenses         15,794      16,172      23,623
  Evaluator's fees                             1,195       1,426       2,487
                                            --------   ---------  ----------
Total expenses                                16,989      17,598      26,110
                                            --------   ---------  ----------

Net investment income                        540,835     656,652   1,234,333

Realized and unrealized gain (loss)
  on investments:
    Realized gain (loss)                     111,021     193,846    (26,486)
    Unrealized appreciation (depreciation)
      during the year                        111,923   (720,828)   (217,134)
                                            --------   ---------  ----------
Net gain (loss) on investments               222,944   (526,982)   (243,620)
                                            --------   ---------  ----------
Net increase in net assets resulting
  from operations                           $763,779    $129,670    $990,713
                                            ========   =========  ==========

[FN]

See accompanying notes to financial statements.

                                Ohio Tax-Exempt Bond Trust

                                       First Series

                           Statements of Changes in Net Assets


                                                   Year ended August 31
                                              1995         1994         1993
                                        ----------  ----------- ------------
Operations:
  Net investment income                   $540,835     $656,652   $1,234,333
  Realized gain (loss) on investments      111,021      193,846     (26,486)
  Unrealized appreciation
    (depreciation) on investments
    during the year                        111,923    (720,828)    (217,134)
                                        ----------  ----------- ------------
Net increase in net assets resulting
  from operations                          763,779      129,670      990,713

Distributions to Unitholders:
  Net investment income                  (579,417)    (805,874)  (1,484,284)
  Principal from investment
    transactions                          (63,518)  (2,815,064)  (9,790,234)

Capital transactions:
  Redemption of Units                    (475,685)    (420,588)    (674,981)
                                        ----------  ----------- ------------
Total decrease in net assets             (354,841)  (3,911,856) (10,958,786)

Net assets:
  At the beginning of the year           8,357,540   12,269,396   23,228,182
                                        ----------  ----------- ------------
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $142,285, $178,274
    and $386,582 at August 31, 1995,
    1994 and 1993, respectively)        $8,002,699   $8,357,540  $12,269,396
                                        ==========  =========== ============
Trust Units outstanding at the end
  of the year                               23,040       24,471       25,503
                                        ==========  =========== ============

[FN]

See accompanying notes to financial statements.

                                                  Ohio Tax-Exempt Bond Trust

                                                         First Series

                                                   Schedule of Investments

                                                       August 31, 1995



                                                      Coupon     Maturity   Redemption                   Principal
Name of Issuer and Title of Bond(5)                   Rate           Date   Provisions(2)    Rating(1)   Amount(4)     Value(3)
                                                      ------- ----------    --------------   --------    ----------  ----------
+The Cleveland Regional Sewer District Water          6.75%    4/01/2007    2004 @ 100       AAA         $3,210,000  $3,501,436
  Resource Revenue Bonds, Series 1978 (Now known
  as Northeast Ohio Regional Sewer District).

+Lima, Ohio Hospital Refunding Revenue Bonds of       7.50    11/01/2006    1996 @ 100 S.F.  AAA            500,000     537,720
  1976 (St. Rita Hospital of Lima, Ohio).

Ohio Air Quality Development Authority                7.00     9/01/2009    1996 @ 100 S.F.  BB             980,000     926,805
  Collateralized Air Quality Development Revenue                            1996 @ 100
  Bonds, 1979 Series A (The Cleveland Electric
  Illuminating Company Project).

Ohio Air Quality Development Authority                7.00     9/01/2009    1996 @ 100 S.F.  BB             790,000     747,119
  Collateralized Air Quality Development Revenue                            1996 @ 100
  Bonds, 1979 Series B (The Cleveland Electric
  Illuminating Company Project).

+Ohio Water Development Authority, Water Development  9.375   12/01/2010    1995 @ 100 S.F.  AAA          1,740,000   2,147,334
  Revenue Bonds, Safe Water Series II.                                                                   ----------  ----------
                                                                                                         $7,220,000  $7,860,414
                                                                                                         ==========  ==========

[FN]

See accompanying notes to Schedule of Investments.

                                Ohio Tax-Exempt Bond Trust

                                       First Series

                             Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

  Standard & Poor's Corporation states, "Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Within this range of ratings, BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

  To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units.
To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

                                Ohio Tax-Exempt Bond Trust

                                       First Series

                       Notes to Schedule of Investments (continued)



4. At August 31, 1995, the Portfolio of the Trust consists of 5 obligations issued by entities located in Ohio. All of the issues are payable from the income of a specific project or authority and are not supported by an issuer's power to levy taxes. The sources of payment for the revenue bonds are divided as follows: Air Quality, 2; Hospitals and Health Care, 1; Water and Sewer, 2. Approximately 69% of the aggregate principal amount of Bonds in the Trust are water and sewer revenue bonds. Approximately 25% of the aggregate principal amount of Bonds in the Trust are air quality revenue bonds. Approximately 56% of the aggregate principal amount of Bonds in the Trust are subject to call by the issuers within five years after August 31, 1995.

5. Those securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

[FN]
See accompanying notes to financial statements.

                                Ohio Tax-Exempt Bond Trust

                                       First Series

                              Notes to Financial Statements



1.  Significant Accounting Policies

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Kemper Unit Investment Trusts (A Service of Kemper Securities, Inc.), the "Evaluator" and sponsor of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on July 13, 1983 (Date of Deposit). The premium or discount (including any original issue discount) existing at July 13, 1983, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at August 31, 1995:

    Gross unrealized depreciation                                         $-
    Gross unrealized appreciation                                  2,044,156
                                                                  ----------
    Net unrealized appreciation                                   $2,044,156
                                                                  ==========

3.  Transactions with Affiliates

From the inception of the Trust through January 31, 1995, the Trustee, Investors Fiduciary Trust Company (IFTC), was 50% owned by Kemper Financial Services, Inc., an affiliate of Kemper Unit Investment Trusts. On that date, State Street Boston Corporation acquired IFTC. Prior to January 1, 1995, the Trustee's fee (not including the reimbursement of out-of-pocket expenses), calculated monthly, was at the annual rate of $1.35, $1.08 and $.75 under the monthly, quarterly and semiannual distribution options, respectively, per $1,000 principal amount of Bonds in the Trust, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly, quarterly or semiannual periods. Effective January 1, 1995, such fees were revised to $1.7056, $1.4046 and $1.0033 under the monthly, quarterly and semiannual distribution options, respectively. The Evaluator received a fee, payable monthly, at an annual rate of $.16 per $1,000 principal amount of Bonds, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly period.

                                Ohio Tax-Exempt Bond Trust

                                       First Series

                        Notes to Financial Statements (continued)



4.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  Other Information

Cost to Investors

The cost to initial investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.5% of the Public Offering Price (equivalent to 4.712% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 4.5% of the Public Offering Price (equivalent to 4.712% of the net amount invested).

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Income distributions, on a record date basis, are as follows:

                       Year ended         Year ended           Year ended
Distribution        August 31, 1995    August 31, 1994      August 31, 1993
  Plan           Per Unit      Total Per Unit       Total Per Unit       Total
                 --------   -------- --------    -------- --------  ----------
Monthly            $23.85   $257,113   $31.16    $354,623   $54.02    $637,854
Quarterly           24.19    117,288    32.39     163,688    57.61     311,823
Semiannual          24.36    196,157    32.58     278,265    57.89     513,253
                            --------             --------           ----------
                            $570,558             $796,576           $1,462,930
                            ========             ========           ==========

                                Ohio Tax-Exempt Bond Trust

                                       First Series

                        Notes to Financial Statements (continued)



5.  Other Information (continued)

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                                    Year ended August 31
                                                1995        1994        1993
                                            --------    --------    --------
    Principal portion                       $475,685    $420,588    $674,981
    Net interest accrued                       8,859       9,298      21,354
                                            --------    --------    --------
                                            $484,544    $429,886    $696,335
                                            ========    ========    ========
    Units                                      1,431       1,032       1,050
                                            ========    ========    ========

                                                  Ohio Tax-Exempt Bond Trust

                                                         First Series

                                          Notes to Financial Statements (continued)



5.  Other Information (continued)

Selected data for a Unit of the Trust outstanding throughout each year -

                                               Monthly                       Quarterly                       Semiannual
                                        Year ended August 31            Year ended August 31           Year ended August 31
                                      1995      1994       1993      1995       1994      1993       1995      1994       1993
                                   -------  --------   --------   -------   --------  --------    -------  --------   --------
Investment income - interest        $23.57    $27.07     $48.32    $23.57     $27.07    $48.32     $23.57    $27.07     $48.32
Expenses                               .94       .93       1.28       .64        .61       .90        .47       .44        .65
                                   -------  --------   --------   -------   --------  --------    -------  --------   --------
Net investment income                22.63     26.14      47.04     22.93      26.46     47.42      23.10     26.63      47.67

Distributions to Unitholders:
  Net investment income            (23.85)   (31.16)    (54.02)   (24.19)    (32.39)   (57.61)    (24.36)   (32.58)    (57.89)
  Principal from investment
    transactions                    (2.66)  (112.82)   (375.58)    (2.66)   (112.82)  (375.58)     (2.66)  (112.82)   (375.58)
Net gain (loss) on investments        9.70   (21.22)     (9.33)      9.70    (21.22)    (9.33)       9.70   (21.22)     (9.33)
                                   -------  --------   --------   -------   --------  --------    -------  --------   --------
Change in net asset value             5.82  (139.06)   (391.89)      5.78   (139.97)  (395.10)       5.78  (139.99)   (395.13)

Net asset value:
  Beginning of the year             340.34    479.40     871.29    342.40     482.37    877.47     342.61    482.60     877.73
                                   -------  --------   --------   -------   --------  --------    -------  --------   --------
  End of the year, including
    distributable funds            $346.16   $340.34    $479.40   $348.18    $342.40   $482.37    $348.39   $342.61    $482.60
                                   =======  ========   ========   =======   ========  ========    =======  ========   ========

                                Ohio Tax-Exempt Bond Trust

                                       First Series

                        Notes to Financial Statements (continued)



6.  Subsequent Event

Effective September 14, 1995, through an ESOP, the members of certain Kemper Corporation operating units have acquired ownership of certain Kemper Corporation operating units, which included Kemper Securities, Inc., the Trust's sponsor and evaluator. In connection with the acquisition, Kemper Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit Investment Trusts is now a Service of EVEREN Securities, Inc. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor Kemper Unit Investment Trusts is affiliated with Kemper Financial Services, Inc. or Kemper Corporation. On September 26, 1995, Kemper Unit Investment Trusts changed its name to EVEREN Unit Investment Trusts.

                             Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated December 14, 1995, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Ohio Tax-Exempt Bond Trust First Series dated December 29, 1995.




                                                             Ernst & Young LLP

Kansas City, Missouri
December 29, 1995

Contents of Post-Effective AmendmentTo Registration Statement
This Post-Effective amendment to the Registration Statement comprises the following papers and documents:
The facing sheet
The prospectus
The signatures
The Consent of Independent Accountants

Signatures
Pursuant to the requirements of the Securities Act of 1933, The Registrant, Ohio Tax-Exempt Bond Trust Series 1, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of December , 1995.

Ohio Tax-Exempt Bond Trust Series 1
     Registrant

By: EVEREN Unit Investment Trusts
     (a division of EVEREN Securities, Inc.)
     Depositor

By: Michael J. Thoms
     Vice President
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on December 28, 1995 by the following persons, who constitute a majority of the Board of Directors of EVEREN Securities, Inc.

     Signature Title

James R. Boris Chairman and Chief Executive Officer
James R. Boris
Stephen G. McConahey     President and Chief Operating Officer
Stephen G. McConahey

Frank V. Geremia    Senior Executive Vice President
Frank V. Geremia
David M. Greene     Senior Executive Vice President
David M. Greene

Thomas R. Reedy     Senior Executive Vice President and Director
Thomas R. Reedy

Janet L. Reali Executive Vice President and Director
Janet L. Reali

Daniel D. Williams  Executive Vice President and Treasurer
Daniel D. Williams

     Michael J. Thoms
Michael J. Thoms signs this document pursuant to a Power of Attorney filed with the Securities and Exchange Commission with Amendment No. 1 to the Registration Statement on Form S-6 for Kemper Defined Funds Series 28 (Registration No. 33-56779).